                                                                   EXHIBIT 10.03

                         AGREEMENT TO PURCHASE BUILDINGS


                                 By and Between


                                 VeriSign, Inc.
                             a Delaware corporation,
                                  as Purchaser


                                       and


                        Ellis-Middlefield Business Park,
                        a California limited partnership,
                                    as Seller

                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ----
ARTICLE 1: DEFINITIONS ..................................................     1
     1.1   Definitions ..................................................     1
     1.2   References ...................................................     4

ARTICLE 2  PURCHASE AND SALE/LEASE TERMINATION ..........................     4
     2.1   Purchase and Sale/Lease Termination ..........................     4

ARTICLE 3  PURCHASE PRICE ...............................................     5
     3.1   Purchase Price ...............................................     5
     3.2   Escrow .......................................................     5
     3.3   Review and Inspection ........................................     5

ARTICLE 4  COVENANTS, REPRESENTATIONS AND WARRANTIES ....................     6
     4.1   Covenants, Representations and Warranties of Seller ..........     6
           (a)  Authority ...............................................     7
           (b)  No Breach ...............................................     7
           (c)  Leases ..................................................     7
           (d)  Commissions .............................................     7
           (e)  Condemnation ............................................     7
           (f)  Contracts ...............................................     7
           (g)  Employees ...............................................     7
           (h)  Legal Requirements ......................................     7
           (i)  Litigation ..............................................     7
           (j)  Value ...................................................     8
           (k)  Siemens Documents .......................................     8
           (l)  License and Permits .....................................     8
           (m)  Exactments/Recapture Agreements .........................     8
           (n)  Zoning ..................................................     9
           (o)  Environmental Reports ...................................     9
           (p)  Documents ...............................................     9
     4.2   Covenants, Representations and Warranties of Purchaser .......    10
           (a)  Authority ...............................................    10
           (b)  No Breach ...............................................    10

ARTICLE 5  MATTERS ......................................................    10
     5.1   Closing ......................................................    10
     5.2   [Retained for Numbering Purposes Only] .......................    10
     5.3   Survey, Title Commitment and Searches ........................    10
           (a)  Survey ..................................................    10
     5.4   Defects ......................................................    11

ARTICLE 6 DELIVERIES.......................................................  11
     6.1 Seller's Deliveries...............................................  11
     6.2 Purchaser's Deliveries............................................  13
     6.3 Closing Statement.................................................  13
     6.4 Further Assurances................................................  13
     6.5 Seller's Post Closing Deliveries..................................  13

ARTICLE 7 APPORTIONMENTS; TAXES; UTILITIES.................................  13
     7.1 Taxes.............................................................  14
     7.2 Rents.............................................................  14
     7.3 Security Deposits.................................................  14
     7.4 Contracts.........................................................  14
     7.5 Other Property Operating Expenses.................................  14
     7.6 Insurance Premiums................................................  15
     7.7 No Credit For Tenant Inducements..................................  15

ARTICLE 8 CONDITIONS TO SELLER'S OBLIGATIONS...............................  15
     8.1 Seller's Conditions Precedent.....................................  15

ARTICLE 9 CONDITIONS TO PURCHASER'S OBLIGATIONS............................  15
     9.1 Feasibility Contingency...........................................  15
     9.2 Additional Conditions Precedent...................................  16

ARTICLE 10 ACTIONS AND OPERATIONS PENDING..................................  16
     10.1 Actions and Operations Pending Closing...........................  16

ARTICLE 11 DAMAGE OR DESTRUCTION; CONDEMNATION; INSURANCE..................  17
     11.1 Termination of Agreement.........................................  17
     11.2 No Termination of Agreement......................................  17

ARTICLE 12 LIABILITIES, ASSIGNMENT AND ASSUMPTION OF CERTAIN
     CONTRACT OBLIGATIONS..................................................  17
     12.1 No Liability of Purchaser........................................  17
     12.2 Assumption of Liabilities by Purchaser...........................  17

ARTICLE 13 RETAINED FOR NUMBERING PURPOSES ONLY............................  18

ARTICLE 14 NOTICES.........................................................  18
     14.1 Notices..........................................................  18

ARTICLE 15  MISCELLANEOUS..................................................  19
     15.1 Expenses.........................................................  19
     15.2 Brokerage........................................................  19
     15.3 Books and Records................................................  20
     15.4 Seller Default...................................................  20
     15.5 Liquidated Damages...............................................  20

     15.6 Survival........................................................... 21
     15.7 Construction....................................................... 21
     15.8 Confidential Information........................................... 21
     15.9 General............................................................ 21
     15.10 Headings.......................................................... 22
     15.11 Governing Law; Parties at Interest................................ 22
     15.12 Computation of Time............................................... 22
     15.13 [Retained for Numbering Purposes Only.]........................... 22
     15.14 Time of the Essence............................................... 22
     15.15 As-Is and Release................................................. 22
     15.16 Like-Kind Exchange................................................ 24
     15.17 [Retained for Numbering Purposes Only.]........................... 24
     15.18 Attorneys' Fees................................................... 25

                                LIST OF EXHIBITS

         Exhibit A       Land Legal Description
         Exhibit B       Permitted Exceptions
         Exhibit C       Submission Matters
         Exhibit D       Building 4 Option
         Exhibit E       Bill of Sale
         Exhibit F       Leases
         Exhibit G       Contracts
         Exhibit H       Licenses & Permits
         Exhibit I       Deed
         Exhibit J       Environmental Reports
         Exhibit K       Lease Termination
         Exhibit L       Assignment
         Exhibit M       Siemens Estoppel
         Exhibit N       Access Agreement

                        AGREEMENT TO PURCHASE BUILDINGS
                        -------------------------------

         THIS AGREEMENT TO PURCHASE BUILDINGS (the "Agreement") is made this 1st day of October, 2001, by and between Ellis-Middlefield Business Park, a California limited partnership ("Seller"), and VeriSign, Inc., a Delaware corporation ("Purchaser").

                                R E C I T A L S:
                                - - - - - - - -

         A. Seller is currently the owner of fee simple title to approximately
10.8 acres of land upon which are currently constructed (i) the building commonly known as 455 East Middlefield Road, Mountain View, California containing approximately 32,500 rentable square feet, (ii) the building commonly known as 487 East Middlefield Road, Mountain View, California containing approximately 49,362 rentable square feet, (iii) the building commonly known as 501 East Middlefield Road, Mountain View, California containing approximately 49,362 rentable square feet and (iv) that certain parking garage ("Garage") to be or in the process of being constructed on the land on which the foregoing buildings are located (collectively, the "Property).

         B. Pursuant to those certain leases listed on Exhibit F hereto (the "Leases") Purchaser is the tenant of the Property, as well as a 4-story, approximately 102,000 square foot building to be constructed by the Company on the Property ("Building 4").

         C. Purchaser desires (i) to purchase the Property from Seller, (ii) to terminate the Leases effective as of the Closing, and (iii) to obtain from Sobrato Construction Corporation ("Sobrato Construction") (an affiliate of Seller) at the Closing the option to engage Sobrato Construction to construct Building 4 on a portion of the Property. Seller desires to effectuate the foregoing.

                              A G R E E M E N T S:
                              - - - - - - - - - -

         NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, agreements, covenants and conditions herein contained, and other good and valuable consideration, Seller and Purchaser agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

         1.1   Definitions  As used herein, the following terms shall have the
               -----------
respective meanings indicated below:

         Agreement:  This Agreement to Purchase Buildings, including the
         ---------
Exhibits, which are incorporated herein.

         Building 4 Option:  The option agreement between Sobrato Construction
         -----------------
and Purchaser for the construction of Building 4 in the form attached hereto as Exhibit D.

         Buildings:  The buildings referred to in Recital A.
         ---------

         Closing:  As defined in Section 5.1.
         -------

         Closing Date:  As defined in Section 5.1.
         ------------

         Contracts: All equipment leases, management, leasing, repair,
         ---------
maintenance, operating, supply, purchase, consulting, advertising, service, equipment, utility, concession, telephone, cable, employment, collective bargaining, employee benefit and other contracts, commitments and agreements (excluding the Leases) relating to all or any portion of the Property, including, but not limited to, (i) the Garage Contract, (ii) that certain Indemnification Agreement (the "Siemens Indemnity") dated November ____, 1993 by and between Sobrato Development Companies, John A. Sobrato and Susan R. Sobrato, both individually and as trustees of the John A. Sobrato and Susan R. Sobrato 1979 Revocable Trusts, Ann R. Sobrato, John Michael Sobrato as trustee of the Ann Sobrato 1989 Revocable Trust, and Ellis-Middlefield Business Park (collectively, the "Indemnitees") and Siemens Components, Inc. ("SCI"), (iii) that certain Guaranty Agreement (the "Siemens Guaranty") dated November 19, 1993 made by Siemens Corporation ("Siemens") in favor of the Indemnitees, and (iv) that certain Settlement Agreement (the "Settlement Agreement") dated November ___, 1993 by and between the Indemnitees, SCI and Litronix, Inc.

         Deposit: The sum of Thirty Thousand Dollars ($30,000.00), which shall
         -------
be deposited by Purchaser with Escrowee, as escrowee, to be held as earnest money subject to the terms of this Agreement, and interest thereon, if any.

         Escrow: The escrow created for the purpose of facilitating the
         ------
transactions contemplated hereby pursuant to the Escrow Instructions (as defined herein).

         Escrowee:  Alliance Title Company, located at 901 Campisi Way, Suite
         --------
100, Campbell, California.

         Escrow Instructions: The escrow instructions to be executed and
         -------------------
delivered by a party hereto pursuant to Section 3.2 (or such party's attorneys who are hereby authorized by such party to execute same) to the Escrowee, as are reasonably necessary to consummate the transactions contemplated by this Agreement and consistent with the terms of this Agreement.

         Garage Contract: That certain construction contract dated August 1,
         ---------------
2001 by and between Sobrato Construction and Seller for construction of the Garage on the Property.

         Improvements: The Buildings and Garage, including, but not limited to,
         ------------
structures (surface and sub-surface) and other improvements, including all fixtures, systems, facilities, machinery, equipment and conduits to provide fire protection, security, heat, exhaust, ventilation, air-conditioning, electric power, light, plumbing, refrigeration, gas, sewer and water thereto, to the extent completed as of the Closing.

         Intangible Personal Property: All intangible property owned by Seller
         ----------------------------
or any affiliate thereof and used in connection with the Property, if any, including without limitation all permits, approvals, land use and other rights to construct Building 4 (Seller does not warranty that any such rights will exist for Building 4 in the future), all permits, approvals, land use and other rights to construct the Garage, all trademarks, trade names, contract rights, guarantees, licenses, permits, warranties, promotional materials, leasing brochures, and logos.

         Land: The parcels of real property described in Exhibit A hereto,
         ----
together with all easements and appurtenances thereto, all oil, gas and mineral rights belonging to Seller with respect to such real property, all rights, title and interest, if any, of Seller in and to all land lying in any street, alley, road or avenue, open or proposed, in front of or adjoining said Land, to the centerline thereof.

         Leases:  The leases listed on Exhibit F hereto.
         ------

         Legal Requirements: (i) All laws, statutes, codes, acts, ordinances,
         ------------------
orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, certificates (including the certificate of occupancy issued for the Property), directions and requirements, including any applicable environmental, zoning, building, housing or similar law, ordinance, code, order or regulation of all governments and governmental authorities having jurisdiction of the Property (including, for purposes hereof, any local Board of Fire Underwriters), which now or hereafter may be applicable to the Property, and the operation thereof, and (ii) all covenants, easements and restrictions affecting the Property.

         Obligations: All payments required to be made and all representations,
         -----------
warranties, covenants, agreements and commitments required to be performed under the provisions of this Agreement by Seller or Purchaser, as applicable.

         Permitted Exceptions: Any liens, encumbrances, restrictions, exceptions
         --------------------
and other matters specified in Exhibit B to which title to the Real Property may be subject on the Closing Date.

         Personalty: All fixtures, equipment, furniture, furnishings,
         ----------
appliances, supplies and other personal property of every nature and description attached or pertaining to, or otherwise used in connection with, all or any part of the Real Property (except such as are owned by tenants of the Real Property or anyone other than Seller), if any.

         Property:  (i) The Real Property, (ii) the Personalty, and (iii) the
         --------
Intangible Personal Property, collectively.

         Proration Date:  The day immediately preceding the Closing Date.
         --------------

         Purchase  Price:  One Hundred Sixty-Two Million Eight Hundred Ninety-
         ---------------
Seven Thousand Nine Hundred Ninety-One Dollars ($162,997,991).

         Real Property:  The Land together with the Improvements located on the
         -------------
Land.

         Records: All books and records maintained by Seller or its agents
         -------
pertaining to the Property (excluding organizational documents of Seller and documents relating to the ongoing governance of the entities which comprise Seller).

         Survey:  The survey for the Real Property prepared in accordance with
         ------
Section 5.3(a).

         Title Company:  First American Title Insurance Company.
         -------------

         Title Defect:  A lien, claim, charge, security interest or encumbrance
         ------------
other than a Permitted Exception.

         UCC:  The Uniform Commercial Code in effect in California.
         ---

         1.2  References. Except as otherwise specifically indicated, all
              ----------
references to Section and Subsection numbers refer to Sections and Subsections of this Agreement, and all references to Exhibits refer to the Exhibits attached hereto. The words "hereby," "hereof," "herein," "hereof," "hereto," "hereunder," "hereinafter," and words of similar import refer to this Agreement as a whole and not to any particular Section or Subsection hereof. The word "hereafter" shall mean after, and the term "heretofore" shall mean before, the date of this Agreement. Captions used herein are for convenience only and shall not be used to construe the meaning of any part of this Agreement.

                                    ARTICLE 2
                       PURCHASE AND SALE/LEASE TERMINATION
                       -----------------------------------

         2.1  Purchase and Sale/Lease Termination Subject to the conditions and
              -----------------------------------
on the terms contained in this Agreement:

              (a) Purchaser agrees to purchase and acquire from Seller, and Seller agrees to sell and convey to Purchaser, the Property by a recordable grant deed in the form attached hereto as Exhibit I (the " Deed").

              (b)  Purchaser and Seller agree to terminate the Leases.

              (c) Purchaser agrees to purchase and acquire from Seller, and Seller agrees to sell, assign and transfer to Purchaser pursuant to an Assignment and Assumption Agreement in the form attached hereto as Exhibit L, all of Seller's right, title and interest in (i) the Contracts listed under the heading "Assigned Contracts" on Exhibit G hereto, and (ii) the Intangible Personal Property pertaining to the Property.

              (d) Purchaser agrees to purchase and acquire from Seller, and Seller agrees to sell, assign and transfer to Purchaser, the Personal Property owned by Seller, if any, by good and sufficient bill of sale in the form attached hereto as Exhibit E.

                                    ARTICLE 3
                                 PURCHASE PRICE
                                 --------------

         3.1   Purchase Price  Purchaser agrees to pay to Seller, and Seller
               ---------------
agrees to accept payment of the Purchase Price as follows:

               (a) The Deposit shall be applied against the Purchase Price at Closing. The Deposit shall be paid to Seller if the transaction contemplated hereby fails to close for any reason, including without limitation a default by Seller.

               (b) At Closing, Purchaser shall pay to Seller the Deposit and the balance of the Purchase Price, plus or minus prorations and adjustments as hereinafter provided, in cash or by wire transfer of collected federal funds for immediate credit. The Purchase Price shall not be adjusted due to variances in acreage or square footage of the Land or Buildings from those stated in the Recitals.

         3.2   Escrow Not later than two (2) business days following the date
               ------
hereof, the parties, through their respective attorneys, shall establish an escrow (the "Escrow") with Escrowee, if not established as of the date hereof, and shall deposit a copy of an executed counterpart of this Agreement with Escrowee. Seller and Purchaser agree to execute such escrow instructions, consistent with this Agreement, as may be necessary or appropriate to consummate the transactions contemplated in this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any such escrow instructions, the terms of this Agreement shall control. Upon opening of said Escrow, Purchaser shall cause the Deposit to be deposited in said Escrow. Purchaser shall direct the Escrowee to invest the Deposit in accounts or securities permitted by Escrowee at the highest available rate of interest. Said Escrow shall be auxiliary to this Agreement, and this Agreement shall not be merged into nor in any manner superseded by said Escrow. The parties shall instruct Escrowee to file with the Internal Revenue Service the information return (Form 1099B) required by Section 6045(e) of the Internal Revenue Code and any regulations issued pursuant thereto in connection with the sales proceeds delivered to Seller at the Closing. Seller shall be responsible to give to the Escrowee such information as the Escrowee requires to complete said form.

         3.3   Review and Inspection At any time prior to Closing, Purchaser
               ---------------------
shall have the right to enter upon the Real Property to inspect the Property and to conduct tests and investigations at its sole cost and expense. In addition, Seller shall allow Purchaser to review all Records. Seller shall cooperate with Purchaser, or its agents, in arranging such inspections and reviews, provided that Purchaser shall give Seller at least twenty four (24) hours prior notice of the need for Seller's cooperation. Purchaser may order an environmental report, at Purchaser's sole cost and expense, to be conducted by an environmental engineering firm selected by Purchaser (the "Environmental Study"). Purchaser may contact governmental bodies and agencies regarding the Property. Purchaser acknowledges that prior to the date of this Agreement, Seller provided Purchaser all the information described on Exhibit C. Within ten (10) days after request therefore by Purchaser, Seller shall, from time to time, update any information previously provided by Seller pursuant hereto. If this Agreement terminates for any reason other than a breach by Seller hereunder, then Purchaser shall promptly return to Seller all materials delivered by Seller to Purchaser and deliver to Seller, without representation or warranty, express or implied, all non-proprietary studies, tests and reports relating to the physical condition of the Property prepared by third party consultants for Purchaser. The immediately preceding sentence shall survive the termination of this Agreement. All entry onto and inspections of the Real Property shall be subject to the following:

               (a) The persons or entities performing work for the Purchaser shall have obtained all required licenses and permits for performing relevant tests on the Real Property prior to performing any tests on the Real Property. Prior to entry onto the Real Property to perform any tests or other due diligence investigations pursuant to this Agreement, each of Purchaser's third party consultants and contractors shall have obtained a policy or policies of commercial general liability insurance providing for a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and aggregate, covering liability to property or persons for such consultant's or contractor's activities on or about the Real Property, and naming Seller as an additional insured.

               (b) Seller shall have the right, at Seller's sole cost and expense, to have one (1) or more representatives of Seller accompany Purchaser and Purchaser's agents, employees, consultants, contractors and representatives (collectively "Purchaser's Representatives") while they are on the Real Property pursuant to this Agreement.

               (c) If the Property is damaged in connection with any of Purchaser's activities pursuant to this Agreement, Purchaser, at Purchaser's sole cost and expense, shall immediately repair such damage and restore the Real Property to its condition existing immediately prior to such activities. Until restoration is complete, Purchaser shall take all steps necessary to ensure that any conditions on the Real Property created by Purchaser's activities do not create any dangerous or unhealthy conditions on the Real Property. Purchaser agrees that the activities of Purchaser and Purchaser's Representatives under this Article 3 shall not constitute an interference with or disturbance of Purchaser's rights as tenant under the Leases. The restoration obligation contained in this Section 3.3(c) shall survive the termination of this Agreement.

               (d) Purchaser shall indemnify, defend (with counsel reasonably acceptable to Seller) and hold harmless Seller for, from and against any and all claims, damages, liens, judgments, demands, obligations, actions, costs, liabilities and losses (including mechanics' liens) and expenses (including, without limitation, attorneys' fees) ("Claims and Liabilities") to the extent arising out of any entry by Purchaser or Purchaser's Representatives, except that such obligations shall not apply to the extent such Claims and Liabilities arise out of any negligent acts or omissions of Seller or any of Seller's agents, representatives, employees, consultants or contractors. The indemnity, defense and hold harmless obligations contained in this Section 3.3(d) shall survive Close of Escrow or any termination of this Agreement.

                                    ARTICLE 4
                    COVENANTS, REPRESENTATIONS AND WARRANTIES
                    -----------------------------------------

          4.1  Covenants, Representations and Warranties of Seller To induce
               ---------------------------------------------------
Purchaser to execute, deliver and perform this Agreement, Seller covenants, represents and warrants to Purchaser on and as of the date hereof as follows:

               (a)  Authority. The Seller has the power and authority to sell,
                    ---------
transfer, convey and deliver the Property to be sold and purchased hereunder, to terminate the Leases, and to enter into the agreements contemplated hereby, and all required action and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed pursuant hereto on behalf of the Seller are duly authorized to sign same on behalf of the Seller and to bind the Seller.

               (b)  No Breach. The execution and delivery of this Agreement, the
                    ---------
consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any agreement of the Seller or any instrument to which the Seller is a party or by which the Seller or the Property is bound, or any judgment, decree or order of any court or governmental body, or any applicable law, rule or regulation.

               (c)  Leases. Exhibit F is a complete and correct list of all
                    ------
leases, tenancies, occupancy licenses and other rights of occupancy or use for all or any portion of the Property (other than subleases or other agreements assigned to Purchaser or to which Purchaser or any affiliate of Purchaser is a party) currently in effect.

               (d)  Commissions. No brokerage or leasing commission or other
                    -----------
compensation is or will be due or payable to any person, firm, corporation or other entity with respect to or on account of any of the Leases affecting the Real Property (provided, however that the foregoing shall not apply with respect to any breach of the tenant's representations, warranties or other obligations expressly set forth in the Leases or with respect to any such commission or compensation incurred by Purchaser).

               (e)  Condemnation. Seller has not received written notice of any
                    ------------
pending condemnation, expropriation, eminent domain, or similar proceeding affecting all or any portion of the Real Property, and the Seller has no actual knowledge that any such proceeding is contemplated.

               (f)  Contracts. To Seller's actual knowledge, attached hereto as
                    ---------
Exhibit G is a complete list of all Contracts currently in effect for the Property. The Seller has no actual knowledge of any defaults under any of such Contracts, and all of such Contracts are in good standing and in full force and effect. The Seller shall, effective as of Closing, terminate all Contracts listed as "Terminated Contracts" on Exhibit G hereto, and the Seller shall pay at or prior to the Closing all amounts which are or may come due under such terminated Contracts.

               (g)  Employees. The Seller has no employees.
                    ---------

               (h)  Legal Requirements. The Seller has not received notice of
                    ------------------
existing violations of any Legal Requirements by the Property or due to the operation of the Property which remain uncured.

               (i)  Litigation. The Seller has not received written notice of
                    ----------
any action, suit or proceeding pending, and Seller has no actual knowledge of any threatened against or affecting all or any portion of the Property, or any of the Leases affecting the Real Property, or relating to or arising out of the ownership, management or operation of the Property, in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality.

               (j)  Value. The Seller has not received notice of any proposed
                    -----
change in the assessed valuation of all or any portion of the Real Property for real property tax purposes other than the customary reassessments imposed annually pursuant to Laws, provided however that Purchaser is hereby advised that the Real Property will also be subject to reassessment in connection with the Garage or any other work in progress or otherwise completed and not yet reassessed.

               (k)  Siemens Documents. The Settlement Agreement, the Siemens
                    -----------------
Indemnity and the Siemens Guaranty are in good standing and in full force and effect. Seller has delivered to Purchaser true correct and complete copies of the Settlement Agreement, the Siemens Indemnity and Siemens Guaranty. Neither the Settlement Agreement, the Siemens Indemnity nor the Siemens Guaranty has been amended or modified in any way. The Indemnitees have not waived any rights under the Settlement Agreement, the Siemens Indemnity or Siemens Guaranty, and neither Siemens Components, Inc. nor Siemens Corporation has any defense or right to set off against any claim that may be made by any Indemnitee under the Settlement Agreement, the Siemens Indemnity or Siemens Guaranty.

               (l)  License and Permits. The licenses and permits listed on
                    -------------------
Exhibit H are all of the renewable licenses and permits currently held by the Seller in connection with its ownership and operation of the Real Property. The Seller has not received written notice of any intention on the part of the issuing authority to cancel, suspend or modify any of such licenses or permits or any other license or permit issued in connection with the ownership or operation of the Real Property or to take any action or institute any proceedings to effect such a cancellation, suspension or modification. The Seller has not received written notice that it fails to hold any licenses, franchises, certifications, authorizations, approvals or permits required by any governmental or quasi-governmental authority for the use and operation of the Property as the same is presently used and operated or that the operation of such Property fails to comply with any of the licenses and permits. All of the licenses and permits are fully paid for, and the Seller has made, or will make, application for renewals of any such licenses and permits which will expire before the Closing Date.

               (m)  Exactments/Recapture Agreements. Except as disclosed in any
                    -------------------------------
preliminary title reports, the documents listed on Exhibit J (the "Environmental Reports") hereto or in any other materials delivered by Seller to Barry Popkin, Robert Dmytryk or Peter Ross (collectively, the "Delivered Materials"), the Seller has no actual knowledge of any outstanding obligations in connection with the Land it owns for any exactments. Except as disclosed in the Delivered Materials, the Seller has no actual knowledge of any outstanding obligations in connection with the Land for any so-called "recapture agreement" involving refund for sewer extension, oversizing utility, lighting or like expense or charge for work or services done upon or relating to the Real Property. To the Seller's actual knowledge, no portion of its Property is subject to or is affected by any special assessment or special taxing district, except as disclosed in the Delivered Materials.

               (n)  Zoning. The Seller has no actual knowledge of any existing,
                    ------
pending, contemplated, threatened or anticipated (i) change in the zoning classification of the Real Property or (ii) widening, change of grade or limitation on use of streets abutting the Real Property, except as may be disclosed in the Delivered Materials.

               (o)  Environmental Reports. The Delivered Materials include all
                    ---------------------
reports currently in the Seller's possession related to whether any Hazardous Materials have been located on the Real Property or have migrated onto the Real Property or have been released into the environment, or discharged, placed or disposed of at, on or under the Real Property.

               The term "Hazardous Materials" shall mean and include the following, including mixtures thereof: any hazardous substance, pollutant, contaminant, waste, by-product or constituent regulated under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.; oil and petroleum products and natural gas, natural gas liquids,
-- ---
liquefied natural gas and synthetic gas usable for fuel; pesticides regulated under the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 et seq.; asbestos and asbestos-containing materials, PCBs and other
    -- ---
substances regulated under the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; source material, special nuclear material, by-product material and
     -- ---
any other radioactive materials or radioactive wastes, however produced, regulated under the Atomic Energy Act of 1954, 42 U.S.C Section 2011 et seq., or
                                                                     -- ---
the Nuclear Waste Policy Act of 1982 , 42 U.S.C 10101 et seq.; chemicals subject
                                                      -- ---
to the OSHA Hazard Communication Standard, 29 C.F.R. { 1910.1200 et seq.; and
                                                                 -- ---
industrial process and pollution control wastes, whether or not hazardous within the meaning of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. The term "Environmental Laws" shall mean and include all federal,
     -- ---
state and local statutes, ordinances, regulations and rules in effect and as amended from time to time relating to environmental quality, health, safety, contamination and clean-up, including, without limitation, the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Clean Water Act, 33 U.S.C. Section 1251 et
                    -- ---                                               --
seq., and the Water Quality Act of 1987, 33 U.S.C. Section 1251; the Federal
---
Insecticide, Fungicide, and Rodenticide Act 7 U.S.C. Section 136 et seq.; the
                                                                 -- ---
Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. Section 1401 et
                                                                         --
seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321 et seq.; the
---                                                                 -- ---
Noise Control Act, 42 U.S.C. Section 4901 et seq.; the Occupational Safety and
                                          -- ---
Health Act, 29 U.S.C. Section 651 et seq.; the Resource Conservation and
                                  -- ---
Recovery Act 42 U.S.C. Section 6901 et seq., as amended by the Hazardous and
                                    -- ---
Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; the Comprehensive Environmental Response, Compensation and
     -- ---
Liability Act 42 U.S.C. Section 9601 et seq., as amended by the Superfund
                                     -- ---
Amendments and Reauthorization Act, the Emergency Planning and Community Right-to-Know Act of 1986, 12 U.S.C. Section 1101 et seq., and the Radon Gas and
                                                  -- ---
Indoor Air Quality Research Act of 1986, 42 U.S.C. Section 7401, et seq.; the
                                                                 -- ---
Toxic Substances Control Act 15 U.S.C. Section 2601 et seq.; the Atomic Energy
                                                    -- ---
Act of 1954, 42 U.S.C. Section 2011 et seq., and the Nuclear Waste Policy Act of

1982, 42 U.S.C. Section 10101 et seq.; and state and local environmental
                              -- ---
statutes and ordinances, with implementing regulations and rules, as any of the foregoing may be amended from time to time.

               (p)  Documents. The Delivered Materials, together with the JCP
                    ---------
Report referenced in Section 15.15 and the Contracts described on Exhibit G, constitute all of the documents of the type described in Exhibit C affecting the Property which are currently in the Seller's possession with respect to the Property.

         The representations and warranties made by Seller in this Section 4.1 (other than Section 4.1(k)) shall survive the Closing and not be merged therein for a period of one (1) year, and the Seller shall only be liable to Purchaser hereunder for a breach of representation or warranty made herein with respect to which a claim is made by Purchaser against the Seller on or before the first anniversary of the Closing Date. The representations and warranties made by Seller in Section 4.1(k) shall survive the Closing until Seller delivers to Purchaser the New Indemnity (as defined below), the New Guaranty (as defined below) and the Siemens Estoppel (as defined below).

         4.2   Covenants, Representations and Warranties of Purchaser. Purchaser
               -------------------------------------------------------
covenants, represents and warrants to Seller as follows:

               (a)  Authority. Purchaser has the power and authority to purchase
                    ---------
and accept the Property to be sold and purchased hereunder, to terminate the Leases, and to enter into the agreements contemplated hereby, and all required action and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed pursuant hereto on behalf of Purchaser are duly authorized to sign same on behalf of Purchaser and to bind Purchaser.

               (b)  No Breach. The execution and delivery of this Agreement, the
                    ---------
consummation of the transactions provided for herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any agreement of Purchaser or any instrument to which Purchaser is a party or by which Purchaser is bound, or any judgment, decree or order of any court or governmental body, or any applicable law, rule or regulation.

                                    ARTICLE 5
                                     MATTERS
                                     -------

         5.1   Closing. The closing of the transaction contemplated hereby (the
               -------
"Closing") shall take place on October 1, 2001 (the "Closing Date"). The parties will deposit documents and funds into escrow in sufficient time to close on the scheduled Closing Date, but in any event documents shall be deposited at least one (1) business day prior to the scheduled Closing Date. The Closing shall be effected pursuant to the Escrow Instructions.

         5.2   [Retained for Numbering Purposes Only]

         5.3   Survey, Title Commitment and Searches. Seller shall deliver to
               -------------------------------------
Purchaser the following (hereinafter referred to collectively as the "Title Documents") within ten (10) days after the date hereof, to the extent not already delivery as of the date hereof:

               (a)  Survey. Five (5) copies of a Plat of Survey of the Property
                    ------
prepared after the date hereof by a surveyor licensed by the State of California, in conformity with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" jointly established and adopted by ALTA and ACSM in 1999, meeting the accuracy requirements of an Urban Survey, as defined therein, and including items 1-4 and 6-11 and 13 in Table A contained therein, and in conformity with such standards as are required by the Title Insurer as a condition to the removal of any general survey exceptions from the Title Commitment (other than those matters that may be shown by the survey), certified to Purchaser and the Title Company.

         Purchaser acknowledges having received preliminary title reports ("Title Report") dated as of July 9, 2001 issued by the Escrowee with respect to the Real Property, together with full and legible copies of all documents ("Title Papers") referred to in the Title Report. Purchaser shall arrange for any update thereto and such other information relating to title matters as Purchaser may desire directly with the Escrowee and Title Company.

         5.4   Defects.
               -------

               (a) Seller shall be obligated to remove mortgages, deeds of trust and other monetary liens or encumbrances of a definite and liquidated amount which encumber the Real Property (other than non-delinquent real property taxes and assessments and any encumbrances caused by or through Purchaser, the Purchaser's Representatives, or any tenant or subtenant of the Property) ("Mortgage Liens"), which the parties agree may be removed by the use of the proceeds of sale at Closing. If the proceeds of sale are insufficient to remove all Mortgage Liens, the Seller shall deposit at Closing any additional amount required to remove such Mortgage Liens, and should Seller fail to do so, Purchaser may exercise any remedy available to Purchaser at law or in equity against Seller. If any such Title Defect other than a Mortgage Lien is not cured (or subject to Purchaser's approval (not to be unreasonably withheld), insured over by the Title Company) on or prior to the Closing Date, Purchaser may either: (i) terminate this Agreement, in which event (hereinafter referred to as "Election No. 1") the parties shall have no further Obligation or liability to each other hereunder other than the obligations which are expressly stated herein to survive the termination of this Agreement ("Surviving Obligations") and the interest on the Deposit shall be returned to Purchaser; or (ii) accept title with the Title Defect, without any adjustment to the Purchase Price and without any liability of Seller with respect thereto (hereinafter referred to as "Election No. 2"). Title Defects which are acceptable as part of Election No. 2 shall thereupon be deemed to be Permitted Exceptions.

               (b) Purchaser's obligations hereunder shall be contingent on the Title Company being unconditionally committed to issue, at the Closing, (i) an ALTA Owner's Policy of Title Insurance (Form B, rev. 10/17/70) in the amount of the Purchase Price insuring fee simple title to the Real Property in the Purchaser subject only to the Permitted Exceptions and the pre-printed exceptions not removed by extended coverage, and with a Zoning 123.2 endorsement (with parking), an access endorsement, a contiguity endorsement, a restrictions endorsement, and such other endorsements as may be reasonably requested by Purchaser and available in California (the "ALTA Title Policy").

                                    ARTICLE 6
                                   DELIVERIES
                                   ----------

         6.1   Seller's Deliveries.  At least one day prior to the Closing Date,
               -------------------
Seller shall deposit in the Escrow the following:

               (a) the Deed executed by the Seller, together with a separate statement regarding documentary transfer tax in the form attached in Exhibit I-1 containing the information requested therein, which separate statement shall not be recorded as a public record in the Official Records, but shall be filed with the County Recorder when the Deed is recorded in the Official Records;

               (b) a Bill of Sale in the form attached hereto as Exhibit E executed by the Seller;

               (c) the Assignment and Assumption Agreement (the "Assignment") in the form attached hereto as Exhibit L executed by the Seller;

               (d) a termination of the Leases in the form attached hereto as Exhibit K (the "Lease Termination") effective as of the Closing Date, executed by the Seller;

               (e) originals of certificates of occupancy, licenses, permits, authorizations, consents and approvals required by law and issued by any governmental or quasi-governmental authority having jurisdiction over the Real Property (to the extent in the Seller's possession) and copies of all certificates, if any, issued by the local board of fire underwriters (or other body exercising similar functions) to the extent in the Seller's possession, to the extent not previously delivered to Purchaser;

               (f) to the extent in the Seller's possession and not previously delivered to Purchaser, a complete set of as-built architectural and engineering drawings, utilities layout plans, topographical plans and the like used in the construction of the buildings, structures and other improvements on the Real Property;

               (g) an original or certified copies of all Contracts then in the Seller's possession, which will be assigned pursuant to the Assignment;

               (h) a written certification ("FIRPTA Certificate"), which certification shall be in compliance with the Tax Reform Act of 1984 (the "Act") and the regulations thereunder that are imposed by the Foreign Investment in Real Property Tax Act ("FIRPTA") and certifying that the Seller is not a person or entity subject to withholding under FIRPTA and the Act, and containing the Seller's tax identification number and address. If Seller does not provide such written certification, Purchaser may withhold at Closing ten percent (10%) of the gross proceeds of the sale of the Property for remittance to the Internal Revenue Service in accordance with the provisions of the Act;

               (i)  a California 597-W form;

               (j) the Building 4 Option executed by Sobrato Construction and the John M. Sobrato 1985 Separate Property Trust;

               (k) a certificate remaking and updating through the Closing Date the representations and warranties made in Section 4.1 hereof, or in the event the Seller has knowledge that any such representations and warranties are no longer accurate, describing how they are no longer accurate; and

               (l) an Access Agreement (the "Access Agreement") in the form attached hereto as Exhibit N executed by Seller.

         6.2   Purchaser's Deliveries.  At the Closing, Purchaser shall cause to
               ----------------------
be delivered to Seller:

               (a)  (the Purchase Price required to be paid pursuant to Section
3.1 hereof;

               (b)  the Lease Termination executed by Purchaser;

               (c)  the Assignment executed by Purchaser;

               (d)  the Building 4 Option executed by Purchaser;

               (e) a certificate remaking and updating through the Closing Date the representations and warranties made in Section 4.2 hereof, or in the event the Purchaser has knowledge that any such representations and warranties are no longer accurate, describing how they are no longer accurate; and

               (f)  the Access Agreement executed by Purchaser.

         6.3   Closing Statement. Not later than five (5) days prior to the
               -----------------
Closing Date, Seller and Purchaser shall request of the Escrowee that Escrowee prepare a closing statement showing the funds to be delivered, closing costs and prorations for the transactions contemplated hereby in accordance with the provisions of Article 7 hereof.

         6.4   Further Assurances. Each of parties hereto, at the Closing, will
               ------------------
execute such additional instruments, documents or certificates as is reasonably required in order to consummate the purchase and sale of the Property pursuant to this Agreement.

         6.5   Seller's Post Closing Deliveries  After Closing, Seller agrees to
               --------------------------------
exercise best efforts to obtain an indemnification agreement issued by SCI to Purchaser, and to VeriSign, Inc. as tenant of the Property, in the form required by Paragraph 6 of the Settlement Agreement (the "New Indemnity") and a guaranty issued by Siemens to Purchaser, and to VeriSign Inc. as tenant of the Property, in the form required by Paragraph 6 of the Settlement Agreement (the "New Guaranty"). In addition, Seller shall exercise good faith reasonable efforts to obtain an estoppel letter issued by SCI and Siemens in the form attached hereto as Exhibit M or in such other form as is reasonably acceptable to Purchaser which in all material respects addresses the issues in the form attached hereto as Exhibit M (the "Siemens Estoppel"). The provisions of this Section 6.5 shall survive Closing.

                                    ARTICLE 7
                        APPORTIONMENTS; TAXES; UTILITIES
                        --------------------------------

         The following items shall be adjusted and apportioned between Seller and Purchaser as follows:

         7.1 Taxes. Except with respect to Building 4 and the Land associated
             -----
therewith, there shall be no proration of ad valorem real estate taxes, general and special real property assessments, personal property taxes, charges and assessments ("Taxes") affecting the Property pursuant to this Agreement or under the Leases. The Taxes on Building 4 and the Land associated therewith shall be prorated on a per diem basis as of midnight of the Proration Date, disregarding any discount or penalty and on the basis of the fiscal year of the authority levying the same, which proration shall also be deemed to satisfy any Taxes proration requirements under the Leases. If any of the same have not been finally assessed as of the date of Closing for the current fiscal year of the taxing authority, then the same shall be adjusted at Closing based upon the most recently issued bills therefor and shall be readjusted immediately when and if final bills are issued, which obligation shall survive Closing and not be merged therein. Such proration shall be calculated based upon the actual number of days in such fiscal year, with Seller being responsible for that portion of such fiscal year occurring prior to midnight of the Proration Date and Purchaser being responsible for that portion of such fiscal year occurring after midnight of the Proration Date.

         7.2 Rents. All rents with respect to the Real Property shall be
             -----
prorated as of midnight of the Proration Date, such that Seller shall be entitled to rents which are due or past due or not yet due but accrued under the terms of the Leases, prorated to midnight of the Proration Date, regardless of when such payments are actually made and Purchaser shall be entitled to all such rents and other revenues accruing on and after the Closing Date. Any proration of rents between Purchaser and Seller pursuant to this Section shall also be deemed to have satisfied any rent proration requirements of the landlord and tenant under the Leases.

         7.3 Security Deposits. All cash security and other deposits of all
             -----------------
tenants under Leases not theretofore applied, shall be delivered by Seller to Purchaser on the Closing Date, or as to such cash deposits, Seller may elect to give Purchaser a credit against the Purchase Price in the amount of such deposits. Any security deposit in the form of a letter of credit shall be delivered to Purchaser immediately following the Closing. Any such delivery or credit of the security and other deposits by Seller shall also be deemed to satisfy any requirement under the Leases for the return of such security and deposits to the tenant under the Leases.

         7.4 Contracts. Purchaser shall be entitled to a credit against the
             ---------
Purchase Price for sums that are due (or accrued) and unpaid as of the Closing Date under any contracts listed on Exhibit G as "Assigned Contracts", and Seller shall be entitled to a credit to the extent that sums have been paid under any such Contracts for services to be performed or goods to be delivered after the Closing Date. In addition, to the extent not already credited pursuant to the prior sentence, Purchaser shall receive a credit for all amounts that are not then currently due or accrued which remain to be paid under the Garage Contract calculated as of the Closing. At Closing, Seller shall at its cost and expense terminate the existing insurance policies affecting the Property, and there shall be no prorations of any amounts related thereto under this Agreement or under the Leases.

         7.5 Other Property Operating Expenses. Operating expenses for the
             ---------------------------------
Property shall be prorated as of midnight of the Proration Date. Seller shall pay all utility charges and other operating expenses attributable to the Property to, but not including the Closing Date (except for those utility charges and operating expenses payable by tenants in accordance with the Leases) and Purchaser shall pay all utility charges and other operating expenses attributable to the Property on or after the Closing Date together with any utility charges and operating expenses payable by tenants in accordance with the Leases (other than real property taxes and assessments and insurance premiums). To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at Closing based on the last available reading and post-closing adjustments between Purchaser and Seller shall be made within twenty (20) days of the date that actual consumption for such pre-closing period is determined, which obligation shall survive the Closing and not be merged therein. Seller shall not assign to Purchaser any deposits which Seller has with any of the utility services or companies servicing the Property, and Seller shall be entitled to the return of such deposits from the utility provided, if any. Purchaser shall arrange with such services and companies to have accounts opened in Purchaser's name beginning at 12:01 a.m. on the Closing Date.

         7.6 Insurance Premiums. At Closing, Seller shall cancel the existing
             ------------------
insurance policies for the Property. Seller shall pay all insurance premiums owed prior to the Closing Date and there shall be no proration of such items.

         7.7 No Credit For Tenant Inducements. Purchaser agrees that there shall
             --------------------------------
be no payment or credit to Purchaser or liability to any tenant for any allowances and other expenditures required to complete tenant improvements or to satisfy other tenant inducements to be provided by the landlord under any Leases.

                                    ARTICLE 8
                       CONDITIONS TO SELLER'S OBLIGATIONS
                       ----------------------------------

         8.1 Seller's Conditions Precedent. The obligation of Seller to close
             -----------------------------
the transaction contemplated hereby is, at Seller's option, subject to all representations and warranties of Purchaser contained in this Agreement being true and correct in all material respects at and as of the Closing Date and all covenants of Purchaser to have been performed on or before the Closing Date having been timely and duly performed in all material respects, which conditions are for Seller's benefit only and can be unilaterally waived by Seller.

                                    ARTICLE 9
                      CONDITIONS TO PURCHASER'S OBLIGATIONS
                      -------------------------------------

         9.1 Feasibility Contingency. The obligation of Purchaser to close the
             -----------------------
transaction contemplated hereby is, at the option of Purchaser, subject to Purchaser's being satisfied, in Purchaser's sole and absolute discretion, with the Records, Leases, Contracts and reports for the Property and the results of its physical inspections of the Property, including, but not limited to, environmental and engineering reports, and the availability of financing for the proposed acquisition (the "Feasibility Contingency"). Purchaser shall have through September 30, 2001 (the period from the date hereof through September 30, 2001 being the "Contingency Period") for satisfaction of the Feasibility Contingency. If Purchaser does not terminate this Agreement by written notice to Seller given prior to the expiration of the Contingency Period, Purchaser shall be deemed to have satisfied the Feasibility Contingency, in which event, subject to the terms and conditions hereof, Purchaser shall be obligated to close the transaction contemplated hereby. If Purchaser does terminate this Agreement by written notice to Seller given prior to the expiration of the Contingency Period, the interest on the Deposit shall forthwith be released to Purchaser from Escrow, the Deposit shall forthwith be released to Seller from Escrow, and, thereupon, this Agreement shall become null and void and neither party shall have any further rights and obligations hereunder, other than the Surviving Obligations.

         9.2  Additional Conditions Precedent. The obligation of Purchaser to
              -------------------------------
close the transaction contemplated hereby is, at Purchaser's option, further subject to all representations and warranties of the Seller contained in this Agreement being true and correct in all material respects at and as of the Closing Date, all covenants of Seller contained in this Agreement to have been performed on or before the Closing Date having been timely and duly performed in all material respects, the Title Company being committed to issue the ALTA Title Policy, and there being no material change in the condition of the Property from the date of the waiver of the Feasibility Condition through the Closing Date (other than changes caused by Purchaser, the Purchaser's Representatives or any tenant or subtenant of Purchaser).

                                   ARTICLE 10
                         ACTIONS AND OPERATIONS PENDING

         10.1 Actions and Operations Pending Closing. Seller agrees that from
              --------------------------------------
the date hereof through the Closing Date:

              (a) Except as may be provided to the contrary herein, the Property will continue to be operated and maintained substantially in accordance with the Seller's present standards (except to the extent failure to so maintain such Property is due to the tenant's breach of its obligations under any of the Leases).

              (b) the Seller shall perform or cause to be performed all obligations of the landlord under the Leases, all obligations of Seller under the Contracts to which it is a party and all licenses and permits, all obligations of Seller under the Legal Requirements applicable to the Property, and all obligations of the mortgagor under the any mortgage affecting the Property, to and including the Closing Date or termination of this Agreement. From the date hereof to the Closing Date or earlier termination of this Agreement, Seller shall operate and manage the Property in the same manner as it has been operated and managed heretofore, provided that during said period, without the prior written consent of Purchaser (except as indicated below), Seller shall not do, suffer or permit, or agree to do, any of the following:

                  (i) Enter into any transaction with respect to or affecting the Property out of the ordinary course of business;

                  (ii) Sell, lease, encumber or grant any interest in the Property or any part thereof in any form or manner whatsoever; or

                  (iii) Remove from the Real Property any of the fixtures thereon or any of the Personalty.

              (c) Seller will not enter into any new contracts affecting the Property, or cancel, modify or renew any existing Contracts, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld. Seller shall comply with all applicable terms, provisions and obligations of Seller contained in the Contracts and any other contractual arrangements referred to in this Agreement applicable to Seller.

              (d) Seller shall notify Purchaser promptly if Seller becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations or warranties of Seller contained in Section 4.1 untrue in any material respect.

              (e) Seller will maintain in effect all policies of casualty and liability insurance, or similar policies of insurance, with the same limits of coverage which they now carry with respect to the Property.

                                   ARTICLE 11
                 DAMAGE OR DESTRUCTION; CONDEMNATION; INSURANCE
                 ----------------------------------------------

         11.1 Termination of Agreement. If at any time after the date hereof and
              ------------------------
prior to the date of Closing, (i) all or any material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever or
(ii) if any proceeding relating to the proposed taking of all or any material portion of the Property by condemnation or eminent domain is instituted or threatened by any public authority, then, at the option of Purchaser, this Agreement shall terminate and shall be cancelled with no further liability of either party to the other, other than the Surviving Obligations. Seller shall give Purchaser written notice of any such casualty or instituted or threatened proceeding within three (3) days after Seller becomes aware of the occurrence thereof.

         11.2 No Termination of Agreement. If there is any partial or total
              ---------------------------
damage or destruction or condemnation or taking, as above set forth, and if Purchaser elects not to terminate this Agreement as herein provided, then in any such case all condemnation and insurance proceeds paid or payable to the Company or Seller as a result thereof shall belong to Purchaser at the Closing and shall be paid over and assigned to Purchaser at Closing, and Seller shall further execute all assignments and any other documents or other instruments as Purchaser may reasonably request or as may be necessary to transfer all interest in all such proceeds to Purchaser or to whomever Purchaser shall direct.

                                   ARTICLE 12
     LIABILITIES, ASSIGNMENT AND ASSUMPTION OF CERTAIN CONTRACT OBLIGATIONS
     ----------------------------------------------------------------------

         12.1 No Liability of Purchaser. Except as expressly provided herein,
              -------------------------
Purchaser shall not assume or take subject to any liabilities or obligations of the Property or Seller existing or accrued as of the date of Closing, and Seller shall pay the same as they mature and shall hold Purchaser harmless with respect to all thereof. Liabilities and obligations of the Property accruing after the date of Closing shall be the responsibility of Purchaser or the Property, as the case may be.

         12.2 Assumption of Liabilities by Purchaser. Subject to the terms and
              --------------------------------------
conditions of this Agreement, Seller will assign to Purchaser all of its right, title and interest in and to the Contracts listed as "Assigned Contracts" on Exhibit G hereto, and Purchaser will assume and agree to perform Seller's duties and obligations thereunder accruing on and after the date of Closing, pursuant to the Assignment.

                                   ARTICLE 13
                     [Retained for Numbering Purposes Only]

                                   ARTICLE 14
                                     NOTICES
                                     -------

         14.1 Notices. Except as otherwise provided in this Agreement, all
              -------
notices, demands, requests, consents, approvals and other communications (herein collectively called "Notices") required or permitted to be given hereunder, or which are to be given with respect to this Agreement, shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by overnight express courier, postage prepaid, addressed to the party to be so notified as follows:

         If intended for Seller, to:    Ellis-Middlefield Business Park
                                        10600 North De Anza Boulevard, Suite 200
                                        Cupertino, California 95014
                                        Attention: John M. Sobrato

         Copies to:                     Berliner Cohen
                                        Ten Almaden Boulevard
                                        11/th/ Floor
                                        San Jose, California 95113-2233
                                        Attention:  Kathy Siple

         If intended for Purchaser, to: VeriSign, Inc.
                                        487 East Middlefield Road
                                        Mountain View, California 94043-4047
                                        Attention: Rick Walsh

         with copies to:                VeriSign Inc.
                                        21355 Ridgetop Circle
                                        Dulles, Virginia 20166-6503
                                        Attention: Henry F. White, III

         and:                           VeriSign Inc.
                                        487 East Middlefield Road
                                        Mountain View, California 94043-4047
                                        Attention: James Ulam, Esq.
                                                   Senior Vice President,
                                                   General Counsel
         and:                        Jones Lang LaSalle Americas, Inc.
                                     8484 Westpark Drive, Suite 710
                                     McLean, Virginia 22102
                                     Attention: Kenneth W. Rudy

         and:                        Piper Marbury Rudnick & Wolfe, LLP
                                     1200 Nineteenth Street, NW
                                     Washington, D.C. 20036-2412
                                     Attention: Jeffrey R. Keitelman

         Notice mailed by registered or certified mail shall be deemed received by the addressee three (3) days after mailing thereof. Notice personally delivered shall be deemed received when delivered. Notice mailed by overnight express courier shall be deemed received by the addressee one (1) business day after mailing thereof. Either party at any time may change the address for notice to such party by mailing, sending or delivering a Notice as aforesaid.

                                   ARTICLE 15
                                  MISCELLANEOUS
                                  -------------

         15.1 Expenses. All costs associated with the transfer of title to the
              --------
Property and the associated escrow shall be in accordance with the customary practices in Santa Clara County, California except as otherwise expressly set forth herein. Seller shall pay one-half (1/2) of the escrow fees, one-half (1/2) of the applicable city transfer taxes, all of the documentary county transfer taxes, all of the recording costs necessary to remove monetary liens which the Seller is required or elects to remove pursuant to this Agreement, and the portion of the premium charged by the Title Company for the ALTA Title Policy which is attributable to basic CLTA coverage (including for those endorsements required by the Title Company to be obtained in order to cause the removal from title of objectionable title matters which Seller is required to remove in accordance with the provisions of Section 5.3 above) . Purchaser shall pay one-half (1/2) of the escrow fees, one-half (1/2) of the applicable city transfer taxes, all costs associated with Purchaser's financing, all of the recording costs with respect to the Deed, and the entire portion ALTA Title Policy not required to be paid by Seller (including endorsements). The fees and expenses of Seller's designated representatives, accountants and attorneys shall be borne by Seller, and the fees and expenses of Purchaser's designated representatives, accountants and attorneys shall be borne by Purchaser. The provisions of this Section 15.1 shall survive Closing.

         15.2 Brokerage. Seller and Purchaser each hereby represent and warrant
              ---------
to the other that with the exception of Jones Lang LaSalle Americas, Inc., to whom Purchaser shall pay all commissions due, neither has dealt with any broker or finder in connection with the transaction contemplated hereby, and each hereby agrees to indemnify, defend and hold the other harmless of and from any and all manner of claims, liabilities, loss, damage, attorneys' fees and expenses, incurred by the other party and arising out of, or resulting from, any claim by any such broker or finder in contravention of the representing party's representation and warranty herein contained. The parties' obligations hereunder shall survive the termination of this Agreement.

         15.3 Books and Records. Seller covenants and agrees that the Records
              -----------------
will remain at Seller's offices, located within Santa Clara County, California, for examination and audit by Purchaser and its agents for a period of five (5) years after the Closing. The provisions of this Section 15.3 shall survive Closing.

         15.4 Seller Default. If this Agreement is terminated by a default of
              --------------
Seller, the interest on the Deposit shall be promptly released to Purchaser, the Deposit shall be promptly released to Seller, and Purchaser shall be entitled to pursue against Seller any and all remedies available to Purchaser, at law or in equity, including, but not limited to, specific performance. The provisions of this Section 15.4 shall survive termination of this Agreement.

         15.5 Liquidated Damages. IN THE EVENT PURCHASER FAILS TO COMPLETE THE
              ------------------
PURCHASE OF THE PROPERTY AS CONTEMPLATED HEREIN DUE TO THE DEFAULT BY PURCHASER (AND NOT DUE TO A FAILURE OF A CONDITION PRECEDENT IN FAVOR OF PURCHASER) TO PERFORM ITS OBLIGATIONS HEREUNDER AND SELLER IS READY, WILLING AND ABLE TO CONSUMMATE THE SALE CONTEMPLATED HEREIN, PURCHASER AND SELLER HEREBY AGREE THAT THE DEPOSIT (TO THE EXTENT MADE) SHALL BE PAID TO AND RETAINED BY SELLER AS LIQUIDATED DAMAGES. SUBJECT TO THIS SECTION BELOW, THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT SELLER'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT HEREUNDER BY PURCHASER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, SUBJECT TO THIS SECTION BELOW, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE AMOUNT OF THE DEPOSIT (TO THE EXTENT
MADE) HAS BEEN AGREED UPON, AFTER NEGOTIATION AND TAKING INTO CONSIDERATION ALL CIRCUMSTANCES EXISTING AS OF THE AGREEMENT DATE, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AS WELL AS THE RELATIONSHIP OF THE SUM TO THE RANGE OF HARM TO SELLER THAT COULD BE ANTICIPATED AND, SUBJECT TO THIS SECTION BELOW, SUCH SUM SHALL BE PAID TO AND RETAINED BY SELLER AS SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST PURCHASER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT BY PURCHASER IN PURCHASING THE PROPERTY UNDER THIS AGREEMENT ON THE PART OF PURCHASER. NOTWITHSTANDING THE FOREGOING, THE SURVIVING OBLIGATIONS (AS DEFINED IN THIS AGREEMENT) SHALL NOT BE LIMITED, IMPAIRED OR OTHERWISE AFFECTED BY ANY TERMINATION OF THIS AGREEMENT OR ANY LIQUIDATED DAMAGES RECEIVED BY SELLER PURSUANT TO THIS SECTION AS A RESULT OF PURCHASER'S DEFAULT. AS TO THE SURVIVING OBLIGATIONS, SELLER SHALL RETAIN THE RIGHT TO SEEK AND OBTAIN ANY AND ALL ADDITIONAL REMEDIES AVAILABLE AT LAW AND IN EQUITY AND SHALL NOT BE LIMITED OR AFFECTED BY THE LIQUIDATED DAMAGES PAID TO AND RETAINED BY SELLER PURSUANT TO THIS SECTION. IN PLACING THEIR INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS

LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS MADE.

         SELLER'S INITIALS: ____________      PURCHASER'S INITIALS: ____________

         15.6 Survival. Subject to the limitations specified in Section 4.1
              --------
hereof, the representations, warranties, indemnification, defense and hold harmless obligations and the post Closing obligations of Seller and Purchaser contained or in the documents to be delivered at the Closing herein shall survive the Closing.

         15.7 Construction. This Agreement shall not be construed more strictly
              ------------
against one party than against the other, merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Purchaser and Seller have contributed substantially and materially to the preparation of this Agreement.

         15.8 Confidential Information. Seller and Purchaser acknowledge that
              ------------------------
the economic terms of the transaction described herein are of confidential nature and shall not be disclosed except to consultants, lenders, attorneys, advisors and affiliates, or as required by law or regulation of any governmental authority or self regulatory organization (i.e., NYSE, NASD), or as reasonably necessary to consummate the transaction. Neither Seller nor Purchaser will make any public disclosure of the economic terms of this Agreement, except as provided in this paragraph. In connection with the preparation for the consummation of the transactions contemplated thereby, each party acknowledges that it will have access to confidential information relating to the other party. Each party shall treat such information as confidential, preserve the confidentiality thereof, not duplicate or use such information, except to advisors, attorneys, consultants, lenders and affiliates in connection with the transactions contemplated hereby, or in connection with any litigation involving Seller and Purchaser or related to the Property, or as required by law or regulation of any governmental authority or self-regulatory organization or as reasonably necessary to consummate the transaction. Seller acknowledges and agrees that any press release will be made only in a form approved in advance by Purchaser and Seller. The provisions of this Section 15.8 shall survive Closing.

         15.9 General. This Agreement may be executed in any number of
              -------
counterparts, each of which shall constitute an original but all of which, taken together, shall constitute but one and the same instrument. This Agreement (including all Exhibits hereto) contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all prior understandings, if any, with respect thereto (including without limitation that certain letter signed by Purchaser and Seller dated August 10, 2001) and may not be amended, supplemented or terminated, nor shall any Obligation hereunder or condition hereof be deemed waived, except by a written instrument to such effect signed by the party to be charged or as otherwise expressly provided herein. The warranties, representations, agreements and undertakings contained herein shall not be deemed to have been made for the benefit of any person or entity, other than the parties hereto and their permitted successors and assigns. Captions used herein are for convenience only and shall not be used to construe the meaning of any part of this Agreement. If Seller is comprised of more than one person or entity, the obligations of each such person or entity shall be independent of the other person or entity comprising Seller, such that one person or entity comprising Seller shall not be liable for the breach of the other person or entity's obligations hereunder.

         15.10 Headings. The headings preceding the text of the paragraphs and
               --------
subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

         15.11 Governing Law; Parties at Interest. This Agreement will be
               ----------------------------------
governed by the law of the State of California, and will bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, permitted assigns and personal representatives. Neither Seller nor Purchaser shall assign any of its rights or obligations pursuant to this Agreement without the consent of the other; provided, however, that (i) Seller shall be permitted to assign its rights and obligations hereunder to an entity affiliated with Seller or in connection with any like-kind exchange referenced in Section 15.16 below, and (ii) Purchaser shall be permitted to assign its rights and obligations hereunder to an affiliate of Purchaser or to an entity established to facilitate a sale-leaseback, synthetic lease or other off-balance sheet financing. Any such assignment by Seller shall not relieve Seller from its liability under this Agreement. Any such assignment by Purchaser shall not relieve Purchaser from its liability under this Agreement for matters accruing prior to the assignment, and, unless such assignment is made at Closing, until Closing, Purchaser shall remain jointly and severally liable with the assignee for matters accruing after the Assignment. If the Assignment is made at Closing, Purchaser shall have no liability under this Agreement for matters accruing after the Assignment.

         15.12 Computation of Time. In computing any period of time pursuant to
               -------------------
this Agreement, the day of the act or event from which the designated period of time begins to run will not be included. The last day of the period so computed will be included, unless it is a Saturday, Sunday or legal holiday, in which event the period runs until the end of the next day which is not a Saturday, Sunday or such legal holiday.

         15.13 [Retained for Numbering Purposes Only.]

         15.14 Time of the Essence. All times, wherever specified herein for the
               -------------------
performance by Seller or Purchaser of their respective obligations hereunder, are of the essence of this Agreement.

         15.15 As-Is and Release. Except as otherwise specifically represented
               -----------------
by Seller in this Agreement, Purchaser acknowledges and agrees that the Property is to be purchased, conveyed and accepted by Purchaser in its present condition, "AS-IS, WHERE-IS, WITH ALL FAULTS", without representation or warranty of any kind, express or implied, and that no patent or latent defect in the condition of the Property, whether or not known or discovered, shall give rise to any claim or cause of action by Purchaser against Seller. Purchaser acknowledges and agrees that prior to the end of the Contingency Period, Purchaser and its representatives will have been afforded sufficient opportunity to make and complete such review of the documents received in connection with the Property and inspections of the Property and matters related thereto, and to investigate any land use or other governmental issues affecting the Property as Purchaser and its representatives desire and, except as otherwise expressly provided herein, Purchaser shall accept the Property upon the basis of its review and determinations. Except as otherwise expressly provided herein, Purchaser acknowledges that the Property has been leased or otherwise used from time to time for various industrial/commercial purposes, and has been in the past and is currently subject to a number of environmental concerns. Purchaser further acknowledges that prior to the end of the Contingency Period it will have been given the opportunity to review and be knowledgeable of the matters described in the materials provided by Seller and that Purchaser will acquire the Property subject to all matters described in such materials. Purchaser acknowledges that the materials provided by Seller do not constitute all materials ever received by Seller with respect to the Property, and specifically, without limiting the foregoing, that over the years Seller has received significantly more reports and other information relating to the environmental condition of the Property which are no longer in Seller's possession. Purchaser therefore agrees to rely on the investigations of its environmental and other consultants in ascertaining the present condition of the Property. Purchaser acknowledges that some or all of the materials provided by Seller may have been obtained from previous owners or users of the Property or other sources and Seller makes no representation or warranty as to the reputation or reliability of the persons or entities preparing the materials. Notwithstanding that Seller has made materials available for Purchaser's review, Purchaser will make its own investigation relative to the Property and will rely on its own investigation in determining the suitability of the Property for its use. Without limiting the foregoing, Purchaser shall be responsible for confirming the accuracy of title materials provided by Seller, and for obtaining from the City of Mountain View confirmation of the existence and extent of any City development, zoning or land use approvals. Purchaser acknowledges receipt of the three reports prepared by JCP Geoplogists ("JCP") dated August 28, 2001, relating to the location of the Real Property within any natural hazard disclosure zone (the "Natural Hazard Disclosure Reports"). Purchaser acknowledges that it will prior to Closing conduct and rely its own independent investigations as to whether the Property is located within any natural hazard disclosure zone and that Seller makes no representations or warranties and shall have no liability in connection with such matters, notwithstanding any terms or conditions contained in the Natural Hazard Disclosure Reports.

         Purchaser, on behalf of Purchaser and its officers, directors, members, employees, agents, shareholders, heirs, executors, administrators, successors and assigns, does hereby waive, release and forever discharge Seller and its officers, directors, members, partners, employees, agents, heirs, executors, administrators, successors and assigns from any and all claims, actions causes of action, demands, liabilities, damages, costs, expenses or compensation whatsoever, whether direct or indirect, known or unknown, foreseeable or unforeseeable ("Claims"), which Purchaser may have at Closing or which may arise in the future on account of or in any way arising out of or connected with the Property (except for breach of Seller's express representations made in this Agreement), including without limitation: (i) the physical condition, nature or quality of the Property (including the soils and groundwater on and under the Property); and (ii) the presence or release in, under, on or about the Property (including the soils and groundwater on and under the Property) of any Hazardous Materials. Purchaser, on behalf of Purchaser and its officers, directors, members, employees, agents, shareholders, heirs, executors, administrators, successors an assigns, hereby waives the protection of California Civil Code
Section 1542, which reads as follows:

               A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

               Purchaser's Initials: _______________

         Notwithstanding anything to the contrary contained herein, the foregoing release shall specifically exclude any Claim which Purchaser may allegedly have against Seller (i) resulting from fraud on the part of the Seller, or (ii) with respect to the Surviving Obligations under this Agreement or any obligation of Seller pursuant to the Assignment delivered to Purchaser at Closing, or (iii) for any tort claims of third parties unrelated to Purchaser or any subsequent owner of the Property from any acts or negligent omissions of Seller for which Purchaser would not be liable under any Lease and not relating to Hazardous Materials, or (iv) any remediation costs or third party tort claims ( excluding tort claims in proceedings initiated by entities which Purchaser controls, is controlled by, or is under common control with ) arising out of the presence or release of Hazardous Materials for which the owner or operator of the Property from time to time has or may have liability under the 106 Order (as defined in the Settlement Agreement), as amended from time to time, or under any other administrative or judicial order issued from time to time with respect to the Contamination (as defined in the Settlement Agreement) or otherwise arising from or relating to Hazardous Materials contaminating the MEW Site (as defined in the 106 Order) at the time of execution of the Settlement Agreement, to the extent that such liability is not required by the terms of the Settlement Agreement, Siemens Indemnity, Siemens Guaranty, New Indemnity and New Guaranty to be fully performed and discharged by SCI or Siemens to and for the direct benefit of Purchaser pursuant to the Settlement Agreement (as assigned by Seller to Purchaser), the Siemens Indemnity, the Siemens Guaranty, the New Indemnity, or the New Guaranty. As to (iv) immediately above, Seller shall not have any liability for costs incurred as a result of SCI's or Siemens' bankruptcy, insolvency or breach of their obligation under the Settlement Agreement, Siemens Indemnity, Siemens Guaranty, New Indemnity or New Guaranty.

         15.16  Like-Kind Exchange. Purchaser agrees to cooperate reasonably
                ------------------
with Seller in effecting one or more exchange transactions which includes the Property or any portion thereof, pursuant to Section 1031 of the United States Internal Revenue Code, provided that any such exchange transactions, and the related documentation, shall: (a) be at the sole cost and expense of Seller (other than costs and expenses incurred in connection with any review by Seller's attorneys or other consultants), (b) not require Purchaser to execute any contract, make any commitment, or incur any obligations, contingent or otherwise, to third parties, (c) not cause Purchaser to be liable or potentially liable for any environmental conditions affecting property other than the Property, (d) not delay the closing of the transaction, (e) not include Purchaser's acquiring title to any property other than the Property or otherwise becoming involved in a transaction with a third party, and (f) not excuse Seller from any of its obligations under this Agreement, (g) not otherwise be contrary to or inconsistent with the terms of this Agreement. Seller acknowledges that it is not relying on any representation of Purchaser or its counsel with respect to the tax treatment of Seller or any other aspect of the exchange.

         15.17  [Retained for Numbering Purposes Only.]

         15.18  Attorneys' Fees. If any legal proceeding is brought or
                ---------------
undertaken to enforce this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, then the prevailing party or parties in such proceeding shall be entitled to recover reasonable attorneys' and other professionals' fees, court costs and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled. The provisions of this Section shall survive the Close of Escrow or the termination of this Agreement

        IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed, all as of the day and year first above written.

                                     SELLER:

                                     ELLIS-MIDDLEFIELD BUSINESS PARK, a
                                     California limited partnership

                                           By:   THE 1979 JAS TRUST
                                           Its:  sole general partner


                                           By:__________________________________
                                                 JOHN MICHAEL SOBRATO, Trustee

                                     PURCHASER:

                                     VERISIGN, INC., a Delaware corporation


                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     JOINDER
                                     -------

         The 1979 JAS Trust hereby joins in the foregoing Agreement for the purpose of agreeing to be jointly and severally liable with Seller for all post-closing liability of Seller under this Agreement for which a claim is made
(a) under Section 4.1(k) prior to the expiration of the survival period for
Section 4.1(k) and (b) under any other Section of this Agreement, prior to the first anniversary of the Closing Date; provided, however, that the 1979 JAS Trust shall not have any liability pursuant to this Joinder if the aggregate net worth of Seller does not fall below fifty percent (50%) of the net proceeds from the closing of the transactions contemplated hereby (a) with respect to a claim under Section 4.1(k), prior to the satisfaction of any such claim made prior to the expiration of the survival period for Section 4.1(k), and (b) for claims under any other Section of this Agreement, prior to satisfaction of any such claims made prior to the first anniversary of the Closing Date.

                                      THE 1979 JAS TRUST
                                      Its:  sole general partner


                                       By:______________________________________
                                          JOHN MICHAEL SOBRATO, Trustee

                                    EXHIBIT A
                                    ---------

                             LAND LEGAL DESCRIPTION
                             ----------------------

All that certain real property situated in the City of Mountain View, County of Santa Clara, State of California, described as follows:

Parcels A, B, and C, of Parcel Map recorded in Book 314 of Maps, Page 14, pursuant to the Lot Line Adjustment, recorded September 15, 1988 in Book K 681, Page 1392 and Book K 681, Page 1396 of Official Records.

EXCEPTING THEREFROM all that portion of land granted the Santa Clara County Transit District by deed filed for record in the office of the Recorder of the County of Santa Clara on June 5, 1997 under Recorder's Series No. 13728710, Official Records, and being more particularly described as follows:

All that certain real property situated in the City of Mountain View, County of Santa Clara, State of California, and being a portion of Parcel C as shown on that certain Parcel Map recorded in Book 314 of Maps, at Page 14, Records of Santa Clara County and being described as follows:

BEGINNING at the most Easterly corner of said Parcel C, said point also being on a non-tangent curve to the right (concave to the Northwest) the center of which bears N 66(degrees) 57' 42" W, 548.11 feet;

Thence along the arc of said curve, and along the Southeasterly line of said Parcel C, through a central angle of 12(degrees) 16' 03", for an arc length of
117.35 feet to a point on a non-tangent curve to the left (concave to the Northwest) the center of which bears N 56(degrees) 02' 06" W, 560.00 feet;

Thence departing said Southeasterly line along the arc of said curve through a central angle of 12(degrees) 05' 27", for an arc length of 118.17 feet to a point on the Northeasterly line of said Parcel C, said point being on a non-tangent curve to the right (concave to the Southwest) the center of which bears S 46(degrees) 17' 13" W, 1,450.00 feet;

Thence along said Northeasterly line and along the arc of said curve through a central angle of 00(degrees) 06' 24", for an arc length of 2.70 feet to the point of beginning.

ARB No:  159-40-048; 049; 050
APN No:  160-52-016; 17; 20

                                    EXHIBIT B
                                    ---------

                              PERMITTED EXCEPTIONS
                              --------------------

1. PROPERTY TAXES, including any assessments collected with taxes, for the fiscal year 2001-2002, a lien, not yet due or payable.

1st Installment $14,055.22         Open
2nd Installment $14,055.22         Open
Assessor's Parcel No. 160-52-016   Code Area 05-001
Land $992,521.00        IMP $1,412,994.00     PP NONE       Exemp NONE
(Affects Parcel A)

2. PROPERTY TAXES, including any assessments collected with taxes, for the fiscal year 2001-2002, a lien, not yet due or payable.

1st Installment $90,091.69         Open
2nd Installment $90,091.69         Open
Assessor's Parcel No. 160-52-017   Code Area 05-001
Land $2,533,084.00      IMP $13,453,247.00    PP NONE       Exemp NONE
(Affects Parcel B)

3. PROPERTY TAXES, including any assessments collected with taxes, for the fiscal year 2001-2002, a lien, not yet due or payable.

1st Installment $15,088.43         Open
2nd Installment $15,088.43         Open
Assessor's Parcel No. 160-52-020   Code Area 05-001
Land $990,786.00        IMP $1,595,548.00     PP NONE       Exemp NONE
(Affects Parcel C)

4. The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5, (commencing with Section 75) to the Revenue and Taxation Code of the State of California.

No such supplemental taxes are currently due and payable.

5. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,

In Favor Of:            Pacific Gas and Electric Company, a corporation
For:                    The right and privilege of erecting, maintaining and
                        using, for the transmission and distribution of
                        electricity and for all purposes connected therewith, a
                        single line of Poles and wires suspended thereon and all
                        necessary and property guys,
                        cross-arms and braces and other fixtures for use in
                        connection therewith, and also a right of way along said
                        line of poles, together with the right of ingress
                        thereto and egress therefrom
Recorded:               April 22, 1931 in Book 562, Page 524, Official Records
Affects:                The Southwesterly 25 feet of Parcel A and the
                        Southwesterly portion of Parcel B

6. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,

In Favor Of:            City of Mountain View
Recorded:               January 29, 1960 in Book 4675, Page 157, Official
                        Records

(A)  For:               Installation and Maintenance of Overhead and Underground
                        Electrical and Telephone Wires together with Wire
                        Clearance  and  Ingress and Egress thereto
     Affects:           Southwesterly 15 feet of Parcels A, B and C

(B)  For:               Anchor Easement
     Affects:           A 2' x 30' strip situated in the most Westerly portion
                        of Parcel B

7. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,

In Favor Of:            Pacific Bell
For:                    Underground communication facilities
Recorded:               August 8, 1988 in Book K 633, Page 42, Official Records
Affects:                as follows:

A portion of Parcel "B" as said Parcel is shown on that certain Parcel Map recorded in Book 314 of Maps at page 14, in the Office of the Recorder of Santa Clara County, said portion being more particularly described as follows:

A strip of land five (5) feet in width, lying two and one-half (2.5) feet on each side of the facilities initially placed.

8. An unrecorded Lease, affecting the premises herein stated, executed by and between the parties named herein, for the terms and upon the terms, covenants, and conditions therein provided,

Dated:                  April 28, 1995
Lessor:                 Ellis-Middlefield Business Park, a California limited
                        partnership
Lessee:                 Netscape Communications Corporation, a Delaware
                        corporation

Disclosed by:           Subordination, Non-Disturbance and Attornment Agreement
Recorded:               July 19, 1995 in Book N 924, Page 1709, Official Records
Affects:                said land

9. An unrecorded Lease, affecting the premises herein stated, executed by and between the parties named herein, for the terms and upon the terms, covenants, and conditions therein provided,

Dated:                  October 14, 1994
Lessor:                 Ellis-Middlefield Business Park, a California limited
                        partnership
Lessee:                 Netscape Communications Corporation, a Delaware
                        corporation, formerly known as Mosaic Communications
                        Corporation
Disclosed by:           Subordination, Non-Disturbance and Attornment Agreement
Recorded:               July 19, 1995 in Book N 924, Page 1720, Official Records
Affects:                said land

10. An easement affecting the portion of said land and for the purpose stated herein and incidental purposes,

In Favor Of:            Pacific Bell, a California corporation
For:                    to construct and maintain communication facilities
                        (including-ingress thereto and egress therefrom)
Recorded:               July 7, 1999 under Recorder's Series No. 14885523,
                        Official Records
Affects:                as follows

A portion of Parcel "B" as shown on the Parcel Map filed December 21, 1972 in Book 314 of Parcel Maps at page 14, Santa Clara County Records, described as follows:

Commencing at the Southeast comer of said Parcel "B"; thence along the South line of said Parcel "B" North 38(degrees) 12' 25" West, 79.76 feet; thence leaving said South line of Parcel "B" North 51(degrees) 47' 35" East, 10.00 feet to the point of beginning; thence continuing North 51(degrees) 47'35" East,
20.00 feet; thence North 38(degrees) 12' 25" West, 35.00 feet; thence South 51(degrees) 47' 35" West, 20.00 feet; thence South 38(degrees) 12' 25" East,
35.00 feet to the point of beginning.

11. Any rights, interests, or claims that may exist or arise by reason of the following facts as shown on an ALTA/ACSM LAND TITLE SURVEY prepared by Kier & Wright Civil Engineers & Surveyors, Inc. prepared for Sobrato Development Company Job No. 85115-5 dated September 4, 2001:

     The fact that parking spaces and curbs and gutters are located on the easement recorded April 22, 1931 in Book 562, Page 524, Official Records as shown on said survey.

     The fact that parking spaces, curbs and gutters, and a portion of an equipment area are located on the easement recorded January 29, 1960 in Book 4675 Page 157, Official Records as shown on said survey.

     The fact that curbs are located on the easement recorded July 7, 1999 under Recorder's Series No. 14885523, Official Records.

     The fact that the easement recorded August 8, 1988 in Book K633 Page 42, Official Records is not shown on said survey.

12. Matters caused by Purchaser, Purchaser's Representatives or any subtenant of Purchaser.

13.  The Access Agreement.

                                    EXHIBIT C
                                    ---------

                               SUBMISSION MATTERS
                               ------------------

     A. Copies of all lease agreements in effect as of the date of the Contract (other than those naming Purchaser or an affiliate of Purchaser as the tenant, or any subleases or other agreements to which Purchaser or an affiliate of Purchaser is a party), if any.

     B. A complete list of all contracts (other than leases) in effect as of the date of the Contract and complete copies of all such contracts, other than contracts to which Purchaser or an affiliate of Purchaser is a party.

     C. A schedule setting forth the type and amounts of insurance coverage maintained by the Seller with respect to the Property as of the date of the Contract and complete copies of all such insurance policies.

     D. If or to the extent in the Seller's possession or reasonably available to the Seller:

          (i) Copies of complete sets of all architectural, mechanical, structural and/or electrical plans and specification used in connection with the construction of or alterations or repairs to the Property together with copies of as-built plans and specifications for the Property.

          (ii) Copies of all soil tests, structural engineering tests, masonry tests, percolation tests, water, oil, gas, mineral, radon, formaldehyde, PCB or other environmental tests, audits or reports, market studies and site plans related to the Property.

          (iii) Parking, structural, mechanical or other engineering reports or studies related to the Property, if any.

          (iv) Copies of the most current ALTA surveys of all or any portion of the Property.

          (v) Copies of all authorizations, including, without limitation, all certificates of occupancy, permits, authorizations, approvals and licenses issued by Governmental Authorities having jurisdiction over the Property and copies of all certificates issued by the local board of fire underwriters or other body exercising similar functions) relating to the Property.

          (vi) Financial and operating statements for the Property for the previous three (3) calendar years and the year to date.

          (vii) Copies of receipts for all ad valorem taxes and special assessments assessed against the Property for the current calendar year and prior three (3) calendar years, statements for utilities payable for the current calendar year and prior three calendar years, statements for utilities payable for the current calendar year and prior three calendar years, and any information regarding current renditions or assessments on the Property or notices relative to change in valuation for ad valorem taxes.

          (viii)  Copies of all warranties.

                                    EXHIBIT D
                                    ---------

                                BUILDING 4 OPTION
                                -----------------

                                OPTION AGREEMENT
                                ----------------

     THIS OPTION AGREEMENT (the "Agreement") is entered into as of the 1st day of October, 2001 by and among SOBRATO CONSTRUCTION CORPORATION, a California corporation ("Sobrato Construction"), and EMBP 455, L. L. C., a California limited liability company ("Owner").

                                R E C I T A L S:
                                ----------------

     P. VeriSign, Inc., a Delaware corporation ("VeriSign") and Ellis-Middlefield Business Park, a California limited partnership ("EMBP"), entered into that certain Agreement to Purchase Buildings dated as of the 28th day of September, 2001 ("Purchase Agreement"), pursuant to which VeriSign agreed to purchase and EMBP agreed to sell certain real property located in Mountain View, California and the personal property related thereto, as more specifically described in the Purchase Agreement ("Property").

     Q.   VeriSign assigned its interests under the Purchase Agreement to Owner.

     R.   Sobrato Construction is an affiliate of EMBP.

     S. Owner desires to have the option to have Sobrato Construction construct a four-story, approximately 102,000 square foot building ("Building 4") on land located at 575 East Middlefield Road, Mountain View, California ("575 Property"), which is a portion of the Property, in accordance with the Standard Form of Agreements between Owner and Design/Builder (Parts One and Two) attached hereto as Exhibit "A" ("Construction Contract").

     T. To induce Owner to consummate the transaction contemplated by the Purchase Agreement, Sobrato Construction agrees to enter into this Agreement.

                               A G R E E M E N T S
                               -------------------

     NOW THEREFORE, for and in consideration of the recitals set forth above, ten dollars ($10), and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Recitals Incorporated; Certain Defined Terms. The recitals set forth
          --------------------------------------------
above are incorporated into this Agreement and shall be deemed terms and provisions hereof, the same as if fully set forth in this Paragraph 1. All capitalized terms used herein not otherwise defined shall have the meanings ascribed to them in the Agreement.

     2.   Construction Option.
          -------------------

          a. Owner shall have the option to have Sobrato Construction construct Building 4 on the 575 Property (the "Option") on the terms and conditions set forth herein and in accordance with the Construction Contract. The Option shall be exercisable from and after the date of Substantial Completion of the parking garage serving 455, 487,

     501 and 575 East Middlefield Road, Mountain View, California (the "Garage") to and including February 1, 2005 (the "Option Period"), provided that, if the Option is exercised after March 5, 2003, all approvals necessary for the construction of Building 4 have been obtained by Design/Builder at the time of exercise and will not expire before commencement of construction. Such Option may be exercised at any time during the Option Period by Owner's giving Sobrato Construction written notice of Owner's exercise thereof (the "Notice of Exercise") which Notice of Exercise shall be accompanied by four (4) copies of the Construction Contract each dated as of the date of the Notice of Exercise and executed by Owner. Time shall be of the essence as to Owner's obligation to deliver any such Notice of Exercise during the Option Period. If Owner fails to deliver the Notice of Exercise and the four (4) executed copies of the Construction Contract to Owner prior to expiration of the Option Period, Owner's rights under this Agreement, with the exception of the Owner's right to use the plans and specifications as set forth in paragraph 2 (h), shall terminate and be of no further force and effect.

          b. Provided Owner has timely exercised its Option, within five (5) days after Sobrato Construction's receipt of a Notice of Exercise, Sobrato Construction shall return to Owner two (2) of the four (4) copies of the Construction Contract that Owner delivered to Sobrato Construction with the Notice of Exercise, executed by Sobrato Construction and the John Michael Sobrato 1985 Separate Property Trust.

          c. If Owner timely exercises the Option: (a) Owner shall compensate Sobrato Construction for performance of the Work (as used in this Agreement, the term "Work" shall have the meaning ascribed to such term in the Construction Contract) in the amount and manner provided in the Construction Contract; and (b) Sobrato Construction shall complete the Work in accordance with the terms of the Construction Contract.

          d. Performance of the Work shall be completed within one (1) year after the Date of Commencement. (As used in this Agreement, the term "Date of Commencement" shall have the meaning ascribed to such term in the Construction Contract.)

          e. Sobrato Construction has the responsibility for ensuring that the Work is performed in accordance with all applicable laws, codes and regulations. Said responsibility includes assisting Owner in obtaining and maintaining all necessary governmental authorizations necessary to construct Building 4, including but not limited to preparing and processing applications for building permits and zoning approvals. If any required governmental approval will expire prior to commencement of construction, then at least ninety (90) days prior to such expiration, Sobrato Construction shall prepare and process all documentation necessary to renew such approval. Owner shall thoroughly and promptly provide all information and execute all documentation necessary to obtain such governmental authorizations and renewals within seven (7) days after receipt of written request therefor from Sobrato Construction. Any cost thereof incurred prior to the execution of the Construction Contract shall be borne by the parties in the manner described in the Construction Contract, and to the extent any fees payable to the governmental authority in connection with such authorizations and renewals are to be borne by Owner, Owner shall submit such payment to Sobrato Construction in sufficient time to allow Sobrato Construction to pay such fee to the governmental authority on or prior to the due date thereof.

          f. An index of plans and specifications for the core and shell of Building 4 is attached as Exhibit B. The "Core" work is all work reflected in the plans and specifications listed in Exhibit B typically associated in the industry with an office building core, including elevators, restrooms, fire sprinklers, HVAC and electrical systems distributed to each floor, exiting stair finishes, and a finished building lobby. The "Shell" work is all work reflected in the plans and specifications in Exhibit B that is not part of the Core work, including but not limited to site work, foundation, structural framework, exterior wall system, roof and landscaping. Within thirty (30) days after execution of this Agreement, the parties shall append a new Exhibit B hereto, which shall more clearly delineate between Core and Shell work. The Work includes only the Shell of Building 4. At Owner's option (not to be exercise more than twice during the Option Period), Sobrato Construction shall, within thirty (30) days after receipt of written request therefor, submit to Owner a bid to construct the Core of Building 4 which bid shall include competitive bids from at least three (3) subcontractors for each aspect of the Core work in excess of Fifty Thousand and No Hundredths Dollars ($50,000.00). The lowest qualified bidder for each aspect of the work shall be the subcontractor selected to perform that work, subject to Owner's approval. Within sixty (60) days after submittal of the bid for the Core work to Owner, Owner may elect, in its sole discretion, by delivery of written notice to Sobrato Construction, to increase the scope of the Work to include the Core work. If Owner does not deliver written notice of its election to increase the scope of the work to include the Core work within this sixty- (60-) day period, the bid shall no longer be effective and the Owner can no longer accept that bid. If Owner timely elects to increase the scope of the Work to include the Core work and delivers the Notice of Exercise, Owner and Sobrato Construction shall promptly execute a written Change Order for the Core Work, which shall provide for the increase in the Contract Price by the amount of Sobrato Construction's submitted bid (which bid, if Owner approves a subcontractor bid that is not the lowest bid, shall be increased by the increased cost resulting from the selection of a higher bid) plus seven percent (7%) of cost of the Core work for overhead, profit, supervision and general conditions, and for the extension of the time for completion of the Shell and Core work to fourteen (14) months after the Date of Commencement.

          g. Any changes to the Work prior to delivery of the Notice of Exercise during the Option Period--including but not limited to adding construction of the Core to the Work--shall be solely pursuant to a written change order between Owner and Sobrato Construction, executed in accordance with the Construction Contract and made effective as of the Date of Commencement; provided however that any costs incurred by Sobrato Construction prior to delivery of the Notice of Exercise as a result of such changes, to the extent the cost would be required to be borne by Owner under the terms of the Construction Contract, shall be paid by Owner to Sobrato Construction within fifteen (15) days after request for payment is delivered to Owner and shall be retained by Sobrato Construction if Owner fails to timely deliver the Notice of Exercise (and if not paid when due, shall bear interest at the rate described in Section 13.3.1 of Part Two of the Construction Contract from the due date until paid in full). All changes to the Work resulting in an increase in the Construction Contract Sum shall be billed to Owner at actual cost, plus seven percent (7%) as a mark-up for Sobrato Construction. The seven percent (7%) mark-up includes all of Sobrato Construction's profit, overhead (including but not limited to home office administration, supervision and coordination) and general conditions (including but not limited to construction supervision and administration, temporary on-site facilities). There shall be no mark-up for any work that is performed by Sobrato Construction's own forces.

          h. In accordance with Exhibit C, Sobrato Construction hereby grants Owner an irrevocable license to use the plans referenced in the Exhibit B hereto to perform the Work at the 575 Property, without any limitation as to time, and regardless of whether Owner exercises the Option to hire Sobrato Construction to perform the Work. Sobrato Construction hereby furnishes Owner with Arctec Associates' and Nishkian Menningers' approval to use the Construction Documents to perform the Work at the 575 Property, and not later than October 8, 2001 shall furnish Owner with the remaining architect and engineer approvals, all in the form of Consents attached to Exhibit C. The obligations of this subparagraph shall survive the termination of this Agreement.

          i. Sobrato Construction has provided Owner with a construction schedule for Owner's approval, a copy of which is attached as Exhibit D.

     3.   Miscellaneous.
          -------------

          a. This Agreement and all provisions hereof shall extend to, be binding upon, inure to the benefit of and be enforceable by and against the respective heirs, legatees, successors and assigns of the parties hereto.

          b. Except as provided herein, this Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby.

          c. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          d. If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement and the application of such provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby.

          e. To facilitate execution of this Agreement, this Agreement may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Agreement, will constitute a complete and fully executed original. All such fully executed original counterparts will collectively constitute a single agreement.

          f. If either party institutes a legal action against the other relating to this Agreement or any default hereunder, the unsuccessful party to such action will reimburse the successful party for the reasonable expenses of prosecuting or defending such action, including without limitation attorneys' fees and disbursements and court costs.

          g. Section headings contained herein are for convenience or reference only, and shall not govern the interpretation of any of the provisions contained herein.

          h. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that the Agreement may have been prepared primarily by counsel for one of the parties, it being recognized that both Sobrato Construction and Owner have contributed substantially and materially to the preparation of this Agreement.

          i. If, under the terms of this Agreement and the calculation of time periods provided herein, any date to be determined under this Agreement should fall on a Saturday, Sunday, legal holiday or any other day on which banks in San Francisco, California are not open for business, then such date shall be extended to the next business day.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, SOBRATO CONSTRUCTION and OWNER have respectively executed this Amendment to be effective as of the date first above written.

                                          SOBRATO CONSTRUCTION:

                                          SOBRATO CONSTRUCTION
                                          CORPORATION, a California corporation


                                          By: __________________________________
                                               Name: ___________________________
                                               Title: __________________________


                                          OWNER:

                                          EMBP 455, L.L.C., a California limited
                                          liability corporation


                                          By: __________________________________
                                               Name: ___________________________
                                               Title: __________________________

                                     JOINDER
                                     -------

The John Michael Sobrato 1985 Separate Property Trust hereby joins in the execution of this Agreement to acknowledge and agree that it shall be held jointly and severally liable for Sobrato's obligations hereunder, subject to the terms and conditions of the Joinder set forth in the Construction Contract.



                                                 _______________________________
                                                 JOHN MICHAEL SOBRATO, Trustee

                                    EXHIBIT A
                                    ---------

                              CONSTRUCTION CONTRACT
                              ---------------------


                                   [Attached]

                                    EXHIBIT B
                                    ---------

                            PLANS AND SPECIFICATIONS
                            ------------------------


                                   [Attached]

                                    EXHIBIT C
                                    ---------

                                     LICENSE
                                     -------

     FOR VALUE RECEIVED Sobrato Construction hereby grants unto EMBP 455, L.L.C. (the "Owner") a license (the "License") to retain and alter those certain Plans and Specifications and all amendments, modifications, supplements and addenda thereto (and including all preliminary and final plans and specifications) (the "Plans") prepared by Arctec Associates and other architects and engineers identified in the Consents attached hereto (collectively, the "Architect"), which Plans have been prepared for the account of and in connection with the development and construction of a certain building and related improvements located at 575 East Middlefield Road, Mountain View, California and to be known as "the Project", a true, correct and complete schedule of which is attached hereto as Exhibit 1. Sobrato Construction retains all common law, statutory and other reserved rights, including copyright, in the Plans. The Owner is permitted to use the Plans only for the completion of, and additions and renovations to, the Project at 575 East Middlefield Road, Mountain View, California.

     For purposes hereof, "Plans" shall mean all of the Architect's work product and reproductions now existing or as supplemented, amended or added to from time to time for the account of Sobrato Construction and prepared and designed for the construction of such office building and related improvements, inclusive of all further work product required for the completion thereof.

     Sobrato Construction hereby represents and warrants to Owner that no previous assignment of interest in the Plans has been made by Sobrato Construction, and Sobrato Construction agrees not to assign, pledge, transfer or otherwise encumber its interest in the Plans so long as this Assignment remains in effect.

     This License shall be irrevocable and binding upon Sobrato Construction and its successors and assigns and shall inure to the benefit of the Owner, its successor and assigns. This License is conditioned on the representation and covenant of Owner that, if the Owner alters the Plans, the Owner thereby waives any claim against Sobrato Construction or its officers, directors, members, partners, affiliates, employees, agents, heirs, executors, administrators, successors and assigns ("collectively "SC Parties"), and shall indemnify, defend with counsel reasonably acceptable to Sobrato Construction, and hold Sobrato Construction and SC Parties harmless from any lawsuits, claims, damages, losses, expenses, or disputes, arising out of errors and omissions contained in the Plans, but such waiver, indemnification, defense and hold harmless obligation shall apply only to the extent that said errors or omissions arise from alterations to the Plans.

     IN WITNESS WHEREOF, Sobrato Construction has caused this License to be executed as of the ____ day of September 2001.

                                       SOBRATO CONSTRUCTION:

                                       SOBRATO CONSTRUCTION
                                       CORPORATION, a California corporation


                                       By: __________________________________
                                            Name: ___________________________
                                            Title: __________________________

                                    EXHIBIT 1
                                    ---------

                                    THE PLANS
                                    ---------

                                     CONSENT
                                     -------

     The undersigned, Arctec Associates (the "Architect") hereby consents to and joins in the foregoing License and agrees that Owner, its designated agents or contractors may proceed to utilize the Plans for the purpose of completing construction of, and for the maintenance, protection, improvement, additions and renovations of, Building 4, without additional cost or expense.

     Architect represents and warrants to Owner that (i) the Plans constitute all plans, specifications, drawings, models or other work product prepared or possessed by Architect which pertain to the Project; (ii) the Plans and all of such plans, drawings and other work product have been fully paid for and are the property of Sobrato Construction; (iii) the Plans are complete in all respects and contain all details requisite for the construction of the Project which, when built in accordance therewith, shall be ready for use and occupancy for its intended purpose in compliance with all applicable laws, statutes, ordinances, codes, rules, regulations, decrees and orders; and (iv) the Plans have been prepared in a manner which in all respects is consistent with accepted architectural practices. Architect covenants and agrees that (i) Architect will not use or suffer or permit the Plans to be used for any purpose other than in connection with the construction of the Project; and (ii) Architect will not modify or amend the Plans without the prior written approval of Owner.

     Architect's License is conditioned on the representation and covenant of Owner that, if the Owner alters the Plans, the Owner thereby waives any claim against Architect or its officers, directors, members, partners, affiliates, employees, agents, heirs, executors, administrators, successors and assigns ("collectively "Architect Parties"), and shall indemnify, defend with counsel reasonably acceptable to Architect, and hold Architect and Architect Parties harmless from any lawsuits, claims, damages, losses, expenses, or disputes, arising out of errors and omissions contained in the Plans, but such waiver, indemnification, defense and hold harmless obligation shall apply only to the extent that said errors or omissions arise from alterations to the Plans.

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed as of the ____ day of _______________________, 2001.

                                        Arctec Associates


                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________

                                     CONSENT
                                     -------

     The undersigned, Nishkian Menninger, hereby consents to and joins in the foregoing License and agrees that Owner, its designated agents or contractors may proceed to utilize the portion of the Plans prepared by the undersigned for the purpose of completing construction of, and for the maintenance, protection, improvement, additions and renovations of, Building 4, without additional cost or expense.

     Nishkian Menninger's License is conditioned on the representation and covenant of Owner that, if the Owner alters the Plans, the Owner thereby waives any claim against Nishskian Menninger or its officers, directors, members, partners, affiliates, employees, agents, heirs, executors, administrators, successors and assigns (collectively "Other Parties"), and shall indemnify, defend with counsel reasonably acceptable to Nishkian Menninger, and hold Nishkian Menninger and Other Parties harmless from any lawsuits, claims, damages, losses, expenses, or disputes, arising out of errors and omissions contained in the Plans, but such waiver, indemnification, defense and hold harmless obligation shall apply only to the extent that said errors or omissions arise from alterations to the Plans.

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed as of the ____ day of _______________________, 2001.

                                         Nishkian Menninger

                                         By: _________________________________
                                         Name: _______________________________
                                         Title: ______________________________

                                     CONSENT
                                     -------

     The undersigned, Guzzardo, hereby consents to and joins in the foregoing License and agrees that Owner, its designated agents or contractors may proceed to utilize the portion of the Plans prepared by the undersigned for the purpose of completing construction of, and for the maintenance, protection, improvement, additions and renovations of, Building 4, without additional cost or expense.

     Guzzardo's License is conditioned on the representation and covenant of Owner that, if the Owner alters the Plans, the Owner thereby waives any claim against Guzzardo or its officers, directors, members, partners, affiliates, employees, agents, heirs, executors, administrators, successors and assigns (collectively "Other Parties"), and shall indemnify, defend with counsel reasonably acceptable to Guzzardo, and hold Guzzardo and Other Parties harmless from any lawsuits, claims, damages, losses, expenses, or disputes, arising out of errors and omissions contained in the Plans, but such waiver, indemnification, defense and hold harmless obligation shall apply only to the extent that said errors or omissions arise from alterations to the Plans.

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed as of the ____ day of _______________________, 2001.

                                         Guzzardo

                                         By: _________________________________
                                         Name: _______________________________
                                         Title: ______________________________

                                     CONSENT
                                     -------

     The undersigned, Northern Pacific, hereby consents to and joins in the foregoing License and agrees that Owner, its designated agents or contractors may proceed to utilize the portion of the Plans prepared by the undersigned for the purpose of completing construction of, and for the maintenance, protection, improvement, additions and renovations of, Building 4, without additional cost or expense.

     Northern Pacific's License is conditioned on the representation and covenant of Owner that, if the Owner alters the Plans, the Owner thereby waives any claim against Northern Pacific or its officers, directors, members, partners, affiliates, employees, agents, heirs, executors, administrators, successors and assigns (collectively "Other Parties"), and shall indemnify, defend with counsel reasonably acceptable to Northern Pacific, and hold Northern Pacific and Other Parties harmless from any lawsuits, claims, damages, losses, expenses, or disputes, arising out of errors and omissions contained in the Plans, but such waiver, indemnification, defense and hold harmless obligation shall apply only to the extent that said errors or omissions arise from alterations to the Plans.

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed as of the ____ day of _______________________, 2001.

                                         Northern Pacific

                                         By: _________________________________
                                         Name: _______________________________
                                         Title: ______________________________

                                     CONSENT
                                     -------

     The undersigned, Sprig, hereby consents to and joins in the foregoing License and agrees that Owner, its designated agents or contractors may proceed to utilize the portion of the Plans prepared by the undersigned for the purpose of completing construction of, and for the maintenance, protection, improvement, additions and renovations of, Building 4, without additional cost or expense.

     Sprig's License is conditioned on the representation and covenant of Owner that, if the Owner alters the Plans, the Owner thereby waives any claim against Sprig or its officers, directors, members, partners, affiliates, employees, agents, heirs, executors, administrators, successors and assigns (collectively "Other Parties"), and shall indemnify, defend with counsel reasonably acceptable to Sprig, and hold Sprig and Other Parties harmless from any lawsuits, claims, damages, losses, expenses, or disputes, arising out of errors and omissions contained in the Plans, but such waiver, indemnification, defense and hold harmless obligation shall apply only to the extent that said errors or omissions arise from alterations to the Plans.

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed as of the ____ day of _______________________, 2001.

                                         Sprig

                                         By: _________________________________
                                         Name: _______________________________
                                         Title: ______________________________

                                     CONSENT
                                     -------

     The undersigned, Hughes and Associates, hereby consents to and joins in the foregoing License and agrees that Owner, its designated agents or contractors may proceed to utilize the portion of the Plans prepared by the undersigned for the purpose of completing construction of, and for the maintenance, protection, improvement, additions and renovations of, Building 4, without additional cost or expense.

     Hughes and Associates' License is conditioned on the representation and covenant of Owner that, if the Owner alters the Plans, the Owner thereby waives any claim against Hughes and Associates or its officers, directors, members, partners, affiliates, employees, agents, heirs, executors, administrators, successors and assigns (collectively "Other Parties"), and shall indemnify, defend with counsel reasonably acceptable to Hughes and Associates, and hold Hughes Associates and Other Parties harmless from any lawsuits, claims, damages, losses, expenses, or disputes, arising out of errors and omissions contained in the Plans, but such waiver, indemnification, defense and hold harmless obligation shall apply only to the extent that said errors or omissions arise from alterations to the Plans.

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed as of the ____ day of _______________________, 2001.

                                         Hughes and Associates

                                         By: _________________________________
                                         Name: _______________________________
                                         Title: ______________________________

                                    EXHIBIT D
                                    ---------

                              CONSTRUCTION SCHEDULE
                              ---------------------


                                   [Attached]

                                    EXHIBIT E
                                    ---------

                                  BILL OF SALE
                                  ------------

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, _________________________, a _________________ (the
"Seller"), does hereby SELL, CONVEY, TRANSFER and DELIVER to_________________________ a ____________________________________
("Purchaser"), any and all of Seller's rights, title and interests in and to all fixtures, equipment, furniture, furnishings, appliances, supplies and other personal property of every nature and description, if any, owned by Seller and attached to, located at or pertaining to the real property described on Exhibit A attached hereto and made a part hereof (the "Personal Property").

SELLER IS SELLING, CONVEYING TRANSFERRING AND DELIVERING THE PERSONAL PROPERTY ON AN "AS IS WITH ALL FAULTS" BASIS, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of this ___ day of __________, 2001.

                                         SELLER:
                                         __________________________________, a
                                         _____________________________________

                                         By: _________________________________
                                             Name: ___________________________
                                             Title: __________________________

                                    EXHIBIT F
                                    ---------

                                     LEASES
                                     ------

Lease dated October 27, 2000 between VeriSign, Inc. and Ellis-Middlefield Business Park for a 32,500 square foot building located at 455 E. Middlefield Road, Mountain View, CA

Lease dated October 27, 2000 between VeriSign, Inc. and Ellis-Middlefield Business Park for two 49,362 square foot buildings located at 487 & 501 E. Middlefield Road, Mountain View, CA

Lease dated October 27, 2000 between VeriSign, Inc. and Ellis-Middlefield Business Park for a 102,000 square foot building to be constructed at 575 E. Middlefield Road, Mountain View, CA

                                    EXHIBIT G
                                    ---------

                                    CONTRACTS
                                    ---------

                             A.   Assigned Contracts
                             -----------------------

                              Settlement Agreement
                                Siemens Indemnity
                                Siemens Guaranty
                                 Garage Contract

                            B.   Terminated Contracts
                            -------------------------

                    Pacific Water Art - Fountain Maintenance
                         ProSweep - Parking Lot Sweeping
                    Kelleher & Associates - Roof Maintenance
                        Manigilia - Landscape Maintenance

                                    EXHIBIT H
                                    ---------

                              LICENSES AND PERMITS
                              --------------------

              City of Mountain View Findings Report/Zoning Permit,
                           Application No. 169-00-TOD
                       Date of Findings: January 24, 2001

                                    EXHIBIT I
                                    ---------
                                      DEED
                                      ----

Recording Requested by and
When Recorded Mail to:
Piper Marbury Rudnick & Wolfe
203 N. LaSalle, Suite 1800
Chicago, Illinois 60601
Attention: Peter B. Ross

and Mail Tax Statements to:
EMBP 455, L.L.C.
c/o VeriSign, Inc.
487 East Middlefield Road
Mountain View, CA 94943
Attention:  James, Ulam, Esq.

-------------------------------------------------------------------------------
                    Space Above This Line for Recorder's Use

APN: 160-52-016; 160-52-017; 160-52-020

                                   GRANT DEED
                                   ----------

     For valuable consideration, receipt of which is acknowledged, Ellis-Middlefield Business Park, a California limited partnership (the "Grantor"), grants to EMBP 455, L.L.C., a California limited liability company ("Grantee"), that certain real property located in the City of Mountain View, County of Santa Clara, State of California, as more particularly described in Exhibit A attached hereto and made a part hereof (the "Property") together with all right, title and interest in and to all improvements located thereon, and all easements, air rights, development rights, appurtenances, rights and privileges appertaining to the Property, and all right, title and interest in, to and under adjoining streets, rights of way and easements, subject to the reservation described below.

     The foregoing grant is made subject to that certain Administrative Order For Remedial Design and Remedial Action of the United States Environmental Protection Agency Region IX bearing U.S. EPA Docket No. 91-4, a copy of which is attached to this deed as Exhibit B and made a part hereof.

     IN WITNESS WHEREOF, Grantor has caused its duly authorized representative to execute this instrument as of the date hereinafter written.

                                    GRANTOR:

                                    Ellis-Middlefield Business Park, a
                                    California limited partnership

                                    By: _______________________________________
                                        Name: _________________________________
                                        Title: ________________________________

STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF __________     )

     On ___________, before me, ______________, personally                CAPACITY CLAIMED BY SIGNER
                                                                          --------------------------
appeared ________________________________________________,
                                                                          Though statute does not require
[_] personally known to me -OR- [_] proved to me on the                   the Notary to fill in the data
                                    basis of satisfactory                 below, doing so may prove
                                    evidence to be the person(s)          invaluable to persons relying
                                    whose name(s) is/are                  on the document.
                                    subscribed to the within
                                    instrument and acknowledged
                                    to me that he/she/they                 [_] INDIVIDUAL
                                    executed the same in                   [_] CORPORATE OFFICERS(S)
                                    his/her/their authorized
                                    capacity(ies), and that by             _____________________________
                                    his/her/their signature(s)                       Title(s)
                                    on the instrument the                  [_] PARTNER(S)  [_] LIMITED
                                    person(s), or the entity                               [_] GENERAL
                                    upon behalf of which the
                                    person(s) acted, executed              [_] ATTORNEY-IN-FACT
                                    the instrument.                        [_] TRUSTEE(S)
                                                                           [_] GUARDIAN/CONSERVATOR
                                    WITNESS my hand and official seal.     [_] OTHER: ______________________
                                                                                      ______________________


                                                                           SIGNER IS REPRESENTING:
                                                                           ----------------------
                                                                           Name of Person(s) or Entity(ies)

                                    __________________________________     _________________________________
                                           SIGNATURE OF NOTARY             _________________________________




STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF __________     )

     On ___________, before me, ______________, personally                CAPACITY CLAIMED BY SIGNER
                                                                          --------------------------
appeared ________________________________________________,
                                                                          Though statute does not require
[_] personally known to me -OR- [_] proved to me on the                   the Notary to fill in the data
                                    basis of satisfactory                 below, doing so may prove
                                    evidence to be the person(s)          invaluable to persons relying
                                    whose name(s) is/are                  on the document.
                                    subscribed to the within
                                    instrument and acknowledged
                                    to me that he/she/they                 [_] INDIVIDUAL
                                    executed the same in                   [_] CORPORATE OFFICERS(S)
                                    his/her/their authorized
                                    capacity(ies), and that by             _____________________________
                                    his/her/their signature(s)                       Title(s)
                                    on the instrument the                  [_] PARTNER(S)  [_] LIMITED
                                    person(s), or the entity                               [_] GENERAL
                                    upon behalf of which the
                                    person(s) acted, executed              [_] ATTORNEY-IN-FACT
                                    the instrument.                        [_] TRUSTEE(S)
                                                                           [_] GUARDIAN/CONSERVATOR
                                    WITNESS my hand and official seal.     [_] OTHER: ______________________
                                                                                      ______________________


                                                                           SIGNER IS REPRESENTING:
                                                                           ----------------------
                                                                           Name of Person(s) or Entity(ies)

                                    __________________________________     _________________________________
                                           SIGNATURE OF NOTARY             _________________________________

                                EXHIBIT A TO DEED
                                -----------------

                          LEGAL DESCRIPTION OF PROPERTY

All that certain real property in the City of Mountain View, County of Santa Clara, State of California, described as follows:

                       [Legal Description to be Inserted]

                                EXHIBIT B TO DEED
                                -----------------

                           [EPA Order to be attached]

                                EXHIBIT C TO DEED
                                -----------------

      [List of Portion of MEW Site that are on NPL to be attached, if any]

                                   EXHIBIT I-1
                                   -----------

                                                                   DO NOT RECORD

                                 FILOR REQUESTS
                            DO NOT RECORD STAMP VALUE

DECLARATION OF TAX DUE: SEPARATE PAPER:
(Revenue and Taxation Code 11932-11933)
NOTE:  This Declaration is not a public record


                                            Document #__________________________

Property located in:

     ( )  Unincorporated

     (x)  City of Mountain View

APN: ____________


DOCUMENTARY TRANSFER TAX IS $_____________________

     (x)  Computed on full value

     ( ) Computed on full value less liens or encumbrances remaining at the time of conveyance

CITY CONVEYANCE TAX IS      $ _______________


"I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct."

___________________                  ________________________________________
Date                                 Signature


                                     ________________________________________
                                     Name (Typed or Printed)


                                     ________________________________________
                                     For (Firm Name)


                                                 DO NOT RECORD

                                    EXHIBIT J
                                    ---------

                              ENVIRONMENTAL REPORTS
                              ---------------------

A.   Source Control Workplan dated 7/1/91 by Dames & Moore

B.   Preliminary Source Control Design dated 2/8/94 by PES

C.   Letter dated 5/1/95 regarding construction access from Secor

D.   Phase I Environmental Assessment dated 6/8/95 by E2C

E.   Response to Tenant Concerns dated 12/8/95 from Secor

F.   Authorization for Site Redevelopment dated 5/14/96 by PES

G.   Summary of Environmental Site Concerns dated 10/24/00 by PES

H.   Phase I Environmental Assessment dated 11/28/00 by E2C

I.   Request for EPA Clearance for Construction Activities dated 1/8/01 by PES

J.   Asbestos Sampling Report dated 1/25/90 by E2

K.   Environment Site Assessment dated 4/30/90 by Dames and Moore

L.   Phase I Environmental Assessment dated 8/28/96 by E2C

M. Combined Intermediate and Final Source Control Remedial Design for Soil and Groundwater Remediation for 455, 485/487 and 501/505 East Middlefield prepared for Siemens Components by Secor dated 4/12/96

N. Construction Operation and Maintenance Plan for 455, 485/487 and 501/505 East Middlefield prepared for Siemens Components by Secor dated 9/27/96

O. Final Report - Construction Operation and Maintenance Plan for 455, 485/487 and 501/505 East Middlefield prepared for Siemens Components by Secor dated 12/24/96

                INDEX TO SOBRATO ENVIRONMENTAL CONSULTANTS' TECHNICAL BINDERS

             Exec
Date           Sum    Tab   Document

Redwell #1:

Feb-86         no     S1    Dames & Moore - Raytheon Contamination Middlefield

Jan-87         no     S2    Golder associates - Interim Remedial Measures

Jan-87         no     S3    Cooper Labs, Inc., Site-Inspection Technical Report
                            Guidance

Mar-87         no     S4    Cooper Labs, Inc., Site-Inspection Technical Report

May-87         no     S5    Calif. Regional Water - Site Inspection Technical
                            Report

Jun-87         no     S6    Cooper Vision - Technical Report

Dec-87         no     S7    Dames & Moore - Evaluation of Contamination

Jan-88         no     S8    Dames & Moore - Evaluation of Contamination

Jan-88         no     S9    U.S. Environmental Protection Agency

Jan-88         no     S10   Dames & Moore letter

Feb-88         no           Dames & Moore Report Soil Gas Survey

Feb-88         no     S11   Dames & Moore Letter

Feb-88         no     S12   Dames & Moore Letter

Feb-88         no     S13   U.S. Environmental Protection Agency - Sec 104/CERLA
                            & Sec 3007/RCRA

Feb-88         no     S14   Acurex Corp. Analysis of 27 soil samples

Mar-88         no     S15   United Soil Engineering Inc. - Proposed Industrial
                            Building Intersection

Mar-88         no     S16   Dames & Moore - DRAFT Report - Soil Sampling Program

Apr-88         no     S17   U.S. Environmental Protection Agency - Sec 104/CERLA
                            & Sec 3007/RCRA

Jun-88         yes    S18   Harding Lawson Associates

Sep-88         no     S19   U.S. Environmental Protection Agency - Raytheon,
                            Intel & Fairchild Superfund Sites

Oct-88         no     S20   U.S. Environmental Protection Agency - Raytheon,
                            Intel & Fairchild Superfund Sites

Oct-88  no      S21   Dames & Moore

        Exec
Date     Sum    Tab   Document

Oct-88   no     S22   Dames & Moore Report - Air and Soil Vapor Monitoring

Oct-88   no     S23   Siemens - Raytheon, Intel, Fairchild and Superfund Sites

Jan-89   no     S24   U.S. Environmental Protection Agency - Indian Bend, Wash
                      Superfund Site

Jan-89   no     S25   Dames & Moore - Contamination of Middlefield Road

Mar-89   no     S26   Raytheon, Intel & Fairchild Superfund Sites

May-89   no     S27   U.S. Environmental Protection Agency - Special Notice
                      Letter

May-89   no     S28   Dames & Moore Consulting Service Proposal

May-89   no     S29   U.S. Environmental Protection Agency - Raytheon, Intel &
                      Fairchild Superfund Sites

Jul-89   no     S30   Dames & Moore Evaluation of Possible TCE Plumes Associated
                      with Middlefield Road

Jul-89   no     S31   Good Faith Offer in Response to EPA Special Notice Letters

Jul-89   no     S32   U.S. Environmental Protection Agency-Middlefield-Ellis-
                      Whisman Superfund Site

Jul-89   no     S33   Dames & Moore - East Middlefield Road Properties

Aug-89   no     S34   Dames & Moore - Monitoring Well Sites

Aug-89   no     S35   NAS - Moffett Field - US Navy

Aug-89   no     S36   Dames & Moore to John Wyss - Siemens

Sep-89   no     S37   Dames & Moore - Groundwater & Vadose Modeling Additional
                      Site Investigation

Sep-89   no     S38   Dames & Moore - Additional Scope Item

Sep-89   no     S39   Dames & Moore - Modelling Assumptions - Additional Site
                      Investigation

Oct-89   no     S40   Dames & Moore - Resampling of Well SO-2

Oct-89   no     S41   Dames & Moore - Underground Tank Sampling

Dec-89   no     S42   Dames & Moore - Additional Site Investigation

Dec-89   no     S43   Dames & Moore - Additional Site Investigation

Dec-89          no     S44   Dames & Moore - Proposal-Removal & Investigation of
                             Two Underground Storage Tanks - 455 E. Middlefield
                             Road


                Exec
Date             Sum    Tab   Document

Dec-89          yes      1    Dames & Moore Additional Site Investigation

Dec-89           no           Dames & Moore Groundwater Modelling Report

Mar-89           no           Dames & Moore Draft Report Soil Sampling Program

Mar-89           no           Dames & Moore Interim Report-Tank Removal

Nov-89           no           Hamming & Laws Conceptual Work Plan for
                              Remedial Design and Remedial Action

Jan-90           no           Canonie Remedial Design and Remedial Action Cost
                              Estimate

Jan-90          yes      2    Hamming & Laws Remedial Design Regional
                              Groundwater Extraction and Treatment System
                              Proposal

Redwell #2:

Jan-90          yes      3    Weston Remedial Design Proposal

Jan-90           no           McLaren Proposal to Provide Remedial Design
                              Services

Jan-90          yes      4    Groundwater Technology, Inc. Proposal for Remedial
                              Design-volumes 1 & 2

Jan-90           no     S45   TEI Consulting Engineers-Motorola Complex - N/A

Mar-90           no     S46   Dames & Moore - List of Chemicals

Mar-90           no     S47   Dames & Moore - Removal and Disposal of Soil and
                              Debris

Mar-90           no     S48   Dames & Moore - Final Progress Report No. 8 -
                              Additional Site Investigation

Apr-90           no     S49   Dames & Moore - Request for Additional
                              Authorization, Underground Tank Removal and
                              Investigation

Apr-90           no     S50   Dames & Moore - Hazardous Waste Manifest - Cooper
                              Lab Tank Removal

Apr-90           no     S51   Dames & Moore - Hazardous Waste Manifest - Cooper
                              Lab Tank Removal

May-90           no           Canonie Response to Dames & Moore Additional Site
                              Investigation and Groundwater Modelling Reports

May-90           no     S52   Photos of Damage Covered to 455 E. Middlefield

May-90   no     S53   Dames & Moore - Interim Report Tank Removal
6

Jul-90   no     S54   Dames & Moore - Proposal Removal and Investigation of Two
                      Underground Storage Tanks

        Exec
Date     Sum    Tab   Document

Aug-90   no           Canonie Response to Bechtel Sensitivity Analysis - MEW
                      Allocation Model Report

Aug-90   no     S55   Inter/Siemens Proposed Superfund Site Revised
                      Responsiveness Summary

Aug-90   no     S56   E2C Work Plan - Soil Sampling and Soil Vapor Study

Sep-90   no     S57   Dames & Moore - Proposed Well  SO-2 Replacement

Oct-90   no     S58   U.S. Environmental Protection Agency - Report Format - MEW
                      Superfund Site

Oct-90   no     S59   Sobrato/Explanation of Significant Differences

Nov-90   no     S60   U.S. Environmental Protection Agency - MEW Superfund Site

Dec-90   no     S61   Canonie Environmental - Proposed Preparation of Four 106
                      Order Work Plans

Dec-90   no     S62   U.S. Environmental Protection Agency - 106 Order

Dec-90   no     S63   Canonie Environmental - Proposal and Cost Estimate

Jan-91   no     S64   Dames & Moore - Technical Memorandum-EPA Administrative
                      Order-MEW Study Site

Jan-91   no     S65   Canonie Environmental - Transmittal of DRAFT Work Plan

Jan-91  yes     S66   U.S. Environmental Protection Agency - Uniform Reporting
                      Format

Jan-91   no     S67   Canonie Environmental - Transmittal of DRAFT Work Plans

Jan-91   no     S68   Dames & Moore Proposal

Jan-91   no     S69   Canonie Environmental - Transmittal of DRAFT Work Plans

Jan-91   no     S70   Dames & Moore Sources of Data Presented in 106 Order

Jan-91   no     S71   Canonie Environmental - Transmittal of DRAFT Work Plan

Jan-91   no     S72   Schlumberger - Submission of MEW Water Reuse & Groundwater
                      Chemistry Work Plans

Jan-91   no     S73   Schlumberger - Submission of Source Control Work Plans

Jan-91   no     S74   Canonie Environmental - Plume Definition Work Plan

Jan-91   no     S75   Canonie Environmental - Plume Definition Work Plan

Jan-91        no    S76  Canonie Environmental - Potential Conduit Work Plan

Jan-91        no    S77  Canonie Environmental - Potential Conduit Work Plan

             Exec
Date         Sum    Tab  Document

Jan-91       no     S78  Canonie Environmental - Groundwater chemistry Work Plan

Jan-91       no     S79  Canonie Environmental - Groundwater chemistry Work Plan

Jan-91       no     S80  Canonie Environmental - Reuse Work Plan

Jan-91       no     S81  Canonie Environmental - Reuse Work Plan

Jan-91       yes    S82  Canonie Work Plan - 369 Whisman

Jan-91       yes    S83  Canonie Work Plan - 401 National

Jan-91       yes    S84  Canonie Work Plan - 441 N. Whisman

Jan-91       yes    S85  Canonie Work Plan - 515-545 N. Whisman - 313 Fairchild

Jan-91       yes    S86  Canonie Work Plan - 464 Ellis

Jan-91       yes    S87  Canonie Work Plan - 644 National

Jan-91        no    S88  Canonie Quarterly Status Report Oct. - Dec 90


Redwell #3:

Jan-91       yes     5   Canonie Potential Conduit Work Plan

Jan-91       yes     6   Canonie DRAFT Potential Conduit Work Plan-(2 parts)

Jan-91       yes     7   Canonie Ground Water Chemistry Work Plan

Jan-91       yes     8   Canonie DRAFT Groundwater Chemistry Work Plan (2 parts)

Jan-91       yes     9   Canonie Plume Definition Work Plan

Jan-91       yes    10   Canonie DRAFT Plume Definition Work Plan (2 parts)

Jan-91       yes    11   Canonie Water Reuse Work Plan

Jan-91       yes    12   Canonie DRAFT Water Reuse Work Plan (2 parts)


Redwell #4:

Jan-91       no           Dames & Moore Source Control Workplan for 455 East
                          Middlefield Road

Jan-91       no           Dames & Moore Source Control Workplan for 485/487 and
                          501/505 East Middlefield Road

             Exec
Date         Sum    Tab   Document

Jan-91       no           Dames & Moore Source Control Workplan for 575 East
                          Middlefield Road

Feb-91       yes     13   Canonie DRAFT Site Safety Plan

Feb-91       yes     14   Canonie DRAFT Data Management System Plan

Feb-91       yes     15   Canonie DRAFT Quality Assurance Project Plan

Feb-91       yes     16   Canonie Data Management Plan

Feb-91       yes     17   Canonie DRAFT Sampling Plan

Feb-91       yes     18   Bechtel Data Management Plan

Feb-91       no     S89   Dames & Moore - Addendum Source Control Work Plan

Feb-91       no     S90   Landels, Ripley & Diamond-Schlumberger - MEW Site
                          Monthly Progress Reports

Feb-91       no     S91   State Board of Equalization

Feb-91       no     S92   U.S. Environmental Protection Agency - Fairchild Semi
                          Conductor

Feb-91       no     S93   Schlumberger - Monthly Progress Reports

Feb-91       no     S94   Canonie - Draft MEW 106 Work Order Plans

Feb-91       no     S95   Dames & Moore - Increase Authorization - U.S. EPA
                          Administrative Order

Feb-91       no     S96   Schlumberger - Implementation of MEW 106 Order

Feb-91       no     S97   NAS Moffett Field - US Navy - Phase I - Installation
                          Restoration Program

Mar-91       no     S98   Canonie - Draft Quality Assurance Project Plan

Mar-91       no     S99   U.S. District Court - USA v. Intel Corp. and Raytheon
                          Company


Redwell #5:

Mar-91       yes     19   Canonie DRAFT Quality Assurance Project Plan

Mar-91       no           Canonie Quality Assurance Project Plan - DRAFT

Mar-91       no    S100   Dames & Moore Monthly Progress Report

Mar-91    no     S101   Schlumberger MEW 106 Order - Monthly progress Report


          Exec
Date      Sum    Tab    Document

Mar-91    no     S102   Dames & Moore - Quarterly Water Level Monitoring

Mar-91    no     S103   Schlumberger Distribution and Due Dates for 106 Orders

Mar-91    no     S104   E2C - Addendum To Well Installation Report for
                        Replacement well SO-2(R)

Mar-91    no     S105   Schlumberger Draft Response to EPA's  March 14
                        Memorandum

Mar-91    yes    S106   Siltec Corp. Addendum A to the Source Control Work Plan

Apr-91    no     S107   Schlumberger - Enclosed Correspondence from Sobrato
                        Development. Co.

Apr-91    no     S108   Schlumberger - Pending Requests to EPA re:
                        Implementation of MEW 106 Order

Apr-91    no     S109   Schlumberger - MEW Documents Repository at Mt. View
                        Public Library

Apr-91    no     S110   Canonie MEW 106 Order - Joint Work

Apr-91    no     S111   Schlumberger - Submission of QAPPS and Sampling Plans
                        for MEW Field Work

Apr-91    no     S112   Schlumberger draft Cover Letter for Quality Assurance
                        Project Plan

Apr-91    no     S113   Schlumberger MEW 106 Order  Monthly Progress Report

Apr-91    no     S114   Dames & Moore - Monthly Progress Report - EPA  MEW 106
                        Order

Apr-91    no     S115   Schlumberger 106 Order Respondents EPA report &
                        Groundwater Sampling report

Apr-91    no     S116   Schlumberger Draft Cover Letters for MEW Sampling Plans

Apr-91    no     S117   Dames & Moore Billing No. 3 Consulting

Apr-91    no     S118   EPA Contractor Qualification Requirements of CERLA 106
                        Order of MEW Site

Apr-91    no     S119   Dames & Moore Request List of Reviewed Canonie Workplans

Apr-91    no     S120   Canonie MEW 106 Order Joint Work Revision to Cost
                        Estimate

Apr-91    yes     20    Canonie DRAFT Sampling Plan Ground Water Chemistry
                        Program

Apr-91    yes     21    Canonie DRAFT Sampling Plan Plume Definition Program

May-91    yes     22    Canonie Ground Water Chemistry Program Sampling Plan

May-91       yes     23    Canonie Plume Definition Program Sampling Plan

May-91       yes     24    Canonie Quality Assurance Project Plan Work Plan

             Exec
Date         Sum    Tab   Document

Redwell #6:

May-91       yes     25    Bechtel Source Control Workplan for 475 Ellis Street

May-91       no     S121   Schlumberger Qualifications of Canonie Environmental
                           Services Corp.

May-91       no     S122   EPA MEW CERLA 106 Administrative Order

May-91       no     S123   Schlumberger MEW 106 Order Monthly Progress Reports
                           (April 1991)

May-91       no     S124   EPA Work Plan Submittals under the CERLA 106
                           Administrative Order for MEW Site

May-91       no     S125   EPA Review 485-487 & 501-505 E. Middlefield Road Work
                           Plan

May-91       no     S126   EPA Review of Work Plan

May-91       no     S127   EPA Response to Letters concerning 106 Order and Work
                           Plan review

May-91       no     S128   Dames & Moore Comments on Canonie Work Plans

May-91       no     S129   Dames & Moore Increase in Authorization for EPA
                           Source Control Work Plans 455,485-487,501-505,575 E.
                           Middlefield Road

May-91       no     S130   Golder Assoc. Review of Source Control Workplans -
                           MEW Study Area

May-91       yes    S131   Canonie - Plume Definition Program Work Plan

Jun-91       no     S132   Dames & Moore Quarterly Groundwater Level Monitoring
                           MEW Site

Jun-91       no     S133   Canonie - Transfer of Previously Generated Technical
                           Data

Jun-91       no     S134   MEW 106 Order - Monthly Progress Reports

Jun-91       no     S135   MEW 106 Order - Monthly Progress Reports

Jun-91       no     S136   Dames & Moore Draft Cost Estimate

Jun-91       yes    S137   Site Safety Plan Report

Jun-91       yes     26    Bechtel Source Control Workplan for 501 Ellis Street

Jun-91       yes     29    Canonie Source Control Work Plan for 441 North
                           Whisman Road, Bldgs. 13 & 23

                Exec
Date            Sum    Tab    Document

Redwell #7:

Jun-91          yes     30    Canonie Source Control Work Plan for 515/545 North
                              Whisman Road and 313 Fairchild Drive, Bldgs. 1-4

Jun-91          yes     31    Canonie Source Control Work Plan for 644 National
                              Avenue, Bldg. 18

Jun-91          yes     32    Canonie Source Control Work Plan for 369 North
                              Whisman Road, Bldg. 18


Redwell #8:

Jun-91          yes     33    Canonie Source Control Work Plan for 401 National
                              Street

Jun-91          no            Canonie DRAFT Site Safety Plan

Jun-91          no            Dames & Moore Source Control Workplan for 485/487
                              and 501/505 East Middlefield Road

Jun-91          no            Dames & Moore Source Control Workplan for 455 East
                              Middlefield Road

Jun-91          no            Dames & Moore Source Control Workplan for 575 East
                              Middlefield Road

Jul-91          yes    S138   Golder Assoc. Source Control Work Plan for 490 E.
                              Middlefield

Jul-91          yes    S139   Golder Assoc. Source Control Work Plan for Lots 4
                              and 5 E. Middlefield

Jul-91          yes    S140   Golder Assoc. Source Control Work Plan for 350
                              Ellis St.

Jul-91          no     S141   Schlumberger - Submission of Source Control Work
                              Plans for Fairchild's MEW facilities

Jul-91          no     S142   Raytheon - Source Control Workplan

Jul-91          no     S143   Schlumberger - MEW 106 Order Monthly Progress
                              Report (June 1991)

Jul-91          no     S144   EPA Review of Quality Assurance Project Plan

Jul-91          no     S145   Source Control Workplan for 405 National Avenue

Jul-91          no     S146   EPA Submission of Revised NEW Documents

Jul-91          no     S147   Canonie - Proposal Schedule and Cost Estimate
                              Quality Assurance Project Plan Revision

Jul-91          no     S148   Canonie - Quarterly Status Report April - June
                              1991

Jul-91         no           Bechtel Quality Assurance Report


              Exec
Date          Sum     Tab   Document

Jul-91        yes     27    Bechtel Phase I Source Control Remedial Design for
                            501 Ellis Street

Jul-91        no            Dames & Moore Source Control Workplan for 485/487
                            and 501/505 East Middlefield Road

Jul-91        no            Dames & Moore Source Control Workplan for 575 East
                            Middlefield Road

Jul-91        no            Dames & Moore Source Control Workplan for 455 East
                            Middlefield Road


Redwell #9:

Aug-91        no            Canonie Quality Assurance Project Plan Work Plan -
                            Revision 1.0

Aug-91        no            Canonie Response to EPA Review of Quality Assurance
                            Project Plan

Aug-91        no     S149   EPA Proposed Meeting Dates and Agendas MEW Study
                            Area

Aug-91        no     S150   Canonie - Response to EPA's Review and Comments on
                            Quality Assurance

Aug-91        no     S151   Canonie Proposal, Schedule and Cost Estimate
                            Revision of Potential Conduit Work Plan

Aug-91        no     S152   MEW 106 Order - Monthly Progress Report - (July
                            1991)

Aug-91        no     S153   NAS Moffett Field U.S. Navy Update on Environmental
                            Clean up Activities

Aug-91        no     S153b  Canonie - Draft Response to EPA's Comments on the
                            Potential Conduit Work Plan

Aug-91        no     S154   Dames & Moore Quarterly Water Level Monitoring

Aug-91        no     S155   EPA August 28, 1991 Meeting Agenda

Aug-91        no     S156   EPA Summary of August 28, 1991 Meeting

Aug-91        yes    S157   Source Control Work Plan - Intel Corporation - 365
                            E. Middlefield

Sep-91        yes     34    Canonie Potential Conduit Work Plan - Revision 1.0

Sep-91        no            Canonie Source Control Work Plan for 644 National
                            Avenue, Bldg. 18 - Addendum 1

Sep-91        no            Canonie Source Control Work Plan for 515/545 North
                            Whisman Road and 313 Fairchild Avenue, Bldgs. 1-4,
                            Addendum 1

Sep-91        no            Canonie Source Control Work Plan for 441 North
                            Whisman Road, Bldgs. 13 & 23 - Addendum 1

Sep-91        no            Canonie Source Control Work Plan for 401 National
                            Avenue, Bldg. 19 - Addendum 1

              Exec
Date          Sum     Tab   Document

Sep-91        no            Canonie Source Control Work Plan for 464 Ellis
                            Street, Bldg. 20 - Addendum 1


Redwell #l0:

Sep-91        no            Bechtel Source Control Workplan for 501 Ellis
                            Street: Addendum A -Summary of Hydrogeology and
                            Addendum B - Saturated Soil Sampling Plan

Sep-91        yes     35    Bechtel Proposed Final Remedial Design and
                            Construction Operation & Maintenance Plan for 501
                            Ellis Street - volume 1

Sep-91        no            Bechtel Proposed Final Remedial Design and
                            Construction Operation & Maintenance Plan for 501
                            Ellis Street - volume 2

Sep-91        no     S158   MEW 106 Order - Monthly Progress Report (Aug.
                            1991)

Sep-91        no     S159   Dames & Moore Monthly Progress Report EPA MEW 106
                            Order

Sep-91        no     S160   Canonie - Transmittal Transfer of Updated
                            Technical Data

Sep-91        no     S161   Schlumberger - Standard Time Period to Respond to
                            EPA Comment on MEW 106 Workplan

Sep-91        no     S162   Canonie - Well Coordinates at the Sobrato Property-
                            Mt. View

Sep-91        no     S163   Schlumberger - Listing of Reports ( and status)
                            submitted to EPA

Sep-91        yes    S164   Work Plan for Design, Construction and
                            Implementation of the Regional Groundwater
                            Remediation Program, Intel Corp./Raytheon Work Plan
                            A, Volume 1

Sep-91        no     S165   Work Plan for Design, Construction and
                            Implementation of the Regional Groundwater
                            Remediation Program, Intel Corp./Raytheon Work Plan
                            A, Volume 2 Appendices - A-1

Sep-91        no     S166   Canonie - Revisions, 1991 Scope of Work and Cost
                            Estimate 106 Order Joint Work Program

Sep-91        no     S167   Canonie Source Control Work Plan on 369 N. Whisman
                            Rd. Addendum 1

Sep-91        no     S168   Canonie Source Control Work Plan on 369 N. Whisman
                            Rd. Addendum 2

Oct-91        no     S169   Dames & Moore proposal Technical Review of Documents

Oct-91        yes    S170   R. L. Stollar & Associates, Inc. - Sampling  &
                            Analysis Plan for Source Control Work 405 National
                            Ave.

Oct-91        no     S171   Schlumberger - Changes/Additions to MEW 106 Order

Oct-91        no     S172   Schlumberger - MEW 106 Order Joint Work Request for
                            Comments

Oct-91        no    S173    PRC Environ. Management Inc. - Naval Air Station -
                            Moffett Field


              Exec
Date          Sum   Tab     Document

Oct-91        no    S174    Harding Lawson Associates May and November 1990
                            Potential Surface Maps MEW Study Area

Oct-91        no    S175    EPA - Review of the Potential Conduit Work Plan

Oct-91        no    S176    Schlumberger - Plume Definition and Ground water
                            Monitoring Programs

Oct-91        no    S177    Schlumberger Data Management and Report Formats

Oct-91        no    S178    Schlumberger - conflicting QAPP Requirements

Oct-91        no    S179    Intel - Site Transmittal for Intel's Mt. View
                            Facility

Oct-91        no    S180    EPA - Review of 455,485-487-501-505,575 E.
                            Middlefield Rd. Documents

Nov-91        no    S180b   Golder Associates - Hydraulic Control and Monitory
                            Summary Report

Nov-91        no    S181    EPA - MEW Study Area

Nov-91        no    S182    MEW 106 Order - Monthly Progress Reports (October
                            1991)

Nov-91        no    S183    Dames & Moore Draft Cost Estimate for the
                            Implementation of Source Control Work Plans

Nov-91        no    S184    Canonie - Transmittal Draft Unified Quality
                            Assurance Project Plan


Redwell #11:

Nov-91        no            Canonie DRAFT Unified Quality Assurance Project Plan
                            - 2 copies

Nov-91        yes     36    Canonie Ground Water Treatment Plant System
                            Technical Memorandum for 369 North Whisman Road,
                            Bldg. 19

Nov-91        yes     37    Canonie Preliminary Source Control Remedial Design
                            for 369 North Whisman Road, Bldg. 19 - volume 1

Nov-91        no            Canonie Preliminary Source Control Remedial Design
                            for 369 North Whisman Road, Bldg. 19 - volume 2

Nov-91        yes     38    Canonie Slurry Wall Evaluation Technical Memorandum
                            for 369 North Whisman Road, #19

Dec-91        no     S185   Dames & Moore - Resubmittal of Proposal Technical
                            Review of Documents

Dec-91        no     S186   Canonie - Draft Proposed Sampling Network Potential
                            Conduit Program

Dec-91        no     S187   Canonie Transmittal Draft Unified Plume Definition
                            and Ground Water Monitoring Program

                Exec
Date            Sum    Tab    Document

Dec-91          no     S188   Dames & Moore Quarterly Water Level Monitoring
                              455, 485-487 E. Middlefield Road

Dec-91          no     S189   Canonie - Transmittal Draft Unified Report Format
                              Program and Data Management Plan

Dec-91          no     S190   Dames & Moore EPA MEW 106 Order Monthly Progress
                              Report

Dec-91          no     S191   MEW 106 Order - Monthly Progress Report (November
                              1991)

Dec-91          no     S192   E2C Ordinance 90-1 Violation, Well SO-2
                              Destruction 455 E. Middlefield Rd.

Dec-91          no     S193   Santa Clara Valley Water District, an Ordinance of
                              Regulations

Dec-91          no     S194   Canonie Draft Unified Plume Definition and Ground
                              Water Monitoring Program


Redwell #13:

Dec-91          yes     39    Canonie Unified Plume Definition and Ground Water
                              Monitoring Program Report

Dec-91          yes     40    Canonie Unified Quality Assurance Program Plan

Dec-91          yes     41    Canonie Unified Report Format Program Report

Dec-91          yes     42    Canonie DRAFT Unified Report Format Program Report

Jan-92          No     S195   Map of Revised Plan Checked Set

Jan-92          No     S196   Canonie Draft Status Report Potential Conduit
                              Program

Jan-92          No     S197   Schlumberger Change to MEW 106 Distribution List

Jan-92          Yes    S198   Golder Assoc. Inc. Design Specific Data Collection
                              Phase I Work Plan

Jan-92          Yes    S199   Golder Assoc. Inc. Design Specific Data Collection
                              Phase I Work Plan

Jan-92          No     S200   Golder Assoc. Inc. Quality Assurance Project Plan

Jan-92          No     S201   Schlumberger MEW Potential Conduit Tenant/Owner
                              Survey Report

Jan-92          No     S202   Schlumberger - Change to MEW 106 Distribution list

Feb-92          no     S203   PES Environmental Monthly Progress Report (Jan.
                              92) EPA MEW 106 Order

Feb-92          no     S204   MEW 106 Order Monthly Progress Report Jan. 92

Feb-92          no     S205   Schlumberger - Source Control Work Plans Raytheon
                              Lots 4 & 5 Implementation of Soils Cleanup

Feb-92         no     S206   PES Environ. PES Service Agreement

               Exec
Date           Sum    Tab    Document

Mar-92          no    S206b  Raytheon Hydraulic Control and Monitoring Report

Redwell #14:

Mar-92         yes     43    Bechtel Saturated Soil Investigation and
                             Characterization for 501 Ellis Street

Mar-92         yes     44    Bechtel Field Verification Program for 475 Ellis
                             Street

Mar-92         no            PES DRAFT Source Investigation and Characterization
                             Report for 485/487 and 501/505 East Middlefield
                             Road

Mar-92         no            PES DRAFT Source Investigation and Characterization
                             for 455 East Middlefield Road

Mar-92         no            PES DRAFT Source Investigation and Characterization
                             for 575 East Middlefield Road

Mar-92         no            PES Source Investigation and Characterization for
                             575 East Middlefield Road

Mar-92         no            PES Source Investigation and Characterization for
                             455 East Middlefield Road


Redwell # 15:

Mar-92         no            PES Source Investigation and Characterization for
                             485/487 and 501/505 East Middlefield Road

Mar-92         no            Canonie Quality Assurance Report for 515/545 North
                             Whisman Road and 313 Fairchild Drive

Mar-92         no            Canonie Quality Assurance Report for 644 Ellis
                             Street

Mar-92         no            Canonie Quality Assurance Report for 464 Ellis
                             Street

Mar-92         no            Canonie Quality Assurance Report for 441 North
                             Whisman Road

Mar-92         no            Canonie Quality Assurance Report for 401 National
                             Avenue

Mar-92         no            Canonie Quality Assurance Report for 369 North
                             Whisman Road

Mar-92         no     S207   Schlumberger - Request for Meeting to Discuss EPA
                             Memorandum on Implementation of Soil Cleanup

Mar-92         no     S208   Golder Assoc. Hydraulic Control and Monitoring
                             Summary Report June-Nov. 1991 350 Ellis

Mar-92         no     S209   PES Environmental. Monthly Progress Report Feb. 92
                             EPA MEW 106 Order

Mar-92    yes    S210  Schlumberger MEW 106 Order - Monthly Progress Reports -
                       Feb. 92


          Exec
Date      Sum   Tab    Document

Mar-92    no    S211   Schlumberger - Annual Report - MEW 106 Order Respondents
                       (1991)

Apr-92    no    S212   EPA MEW Site Sobrato's 3/30/92 Information Request

Apr-92    no    S213   PES Environmental - Submittal of March  19, 1992 Water
                       Level Evaluation Data

Apr-92    no    S214   PES Environmental. Monthly Progress Report March 1992 EPA
                       MEW 106 Order

Apr-92    no    S215   Schlumberger Distribution List - Change

Apr-92    no    S216   Schlumberger MEW 106 Order - Fairchild Quarterly Quality
                       Assurance Report

Apr-92    no    S217   Raytheon Summary of Activities for March 1992

Apr-92    no    S218   Schlumberger Investigation and Source Control Work Plan

Apr-92    no    S219   Intel Site Data Transmittal for Intel's Mt. View Facility

May-92    no    S220   PES Environmental. Corrections to Source Investigation
                       and Characterization Reports

May-92    no    S221   Schlumberger - EPA Questions

May-92    no    S222   Raytheon - Proposed Schedule for Implementation of the
                       Silva Well Work Plan

May-92    no    S223   Raytheon Summary of Activities for April 1992

May-92    no    S224   Schlumberger Water Reuse Work Plan EPA Approval

May-92    no    S225   Canonie EPA Review of Potential Conduit Work Plan

Jun-92    yes   S226   Golder Assoc. Data Management Plan - 350 Ellis St. Lots
                       4 & 5 E. Middlefield Rd.

Jun-92    no           Canonie DRAFT Response to EPA's Comments on Plume
                       Definition Work Plan and Sampling Plan

Jun-92    no    S227   Weisse Assoc. Intel Mt. View Data Management Plan

Jun-92    yes   S228   Siltec - Transmittal of "Characterization Report for
                       Facility Specific Source Control Work 405 National Ave.

Jun-92    no    S229   Schlumberger - Response to EPA Letter of June 15, 1992

Jun-92    no    S230   Watkins-Johnson Environmental. Inc. - Addition Laboratory
                       Analytical Report 405 National Ave.

Jun-92   no    S231   Canonie Draft Response to EPA's Comments on the Plume
                      definition Work Plan

Jun-92   no    S232   Canonie Preliminary Responses to Comments of the
                      International Tech. Corp.


         Exec
Date     Sum   Tab    Document

Jun-92   no    S233   Canonie - Potential Source Areas

Jul-92   no    S234   PES Environmental. June 30, 1992 Meeting Regarding NAS
                      Moffett Field

Jul-92   no    S235   PES Environmental Quarterly Progress Report April - June
                      1992 EPA MEW 106 Order

Jul-92   no    S236   Raytheon Submission to EPA Records Destruction Plan

Jul-92   no    S237   Raytheon Summary of Activities for April, May and June
                      1992

Jul-92   no    S238   Schlumberger MEW 106 Work Order Joint work Quarterly
                      Progress Report 2nd Quarter

Jul-92   no    S239   Schlumberger MEW 106 Order Joint Work Quarterly Progress
                      Report

Jul-92   no    S240   Intel Site Data Transmittal for Intel's Mountain View
                      facility

Jul-92   no    S241   Schlumberger MEW 106 Order Fairchild Quarterly Quality
                      Assurance Reports

Jul-92   no    S242   Schlumberger - Access Agreement for 265 N. Whisman Road

Jul-92   no    S243   Canonie Water Reuse Survey

Jul-92   no    S244   Submission of Addendum to the Unified Quality Assurance
                      Project Plan for 106 Order and consent decree parties

Jul-92   no    S245   Canonie Hydraulic Control North of US Highway 101 Addendum
                      1 Work Plan A

Jul-92   no    S246   Canonie Surface Water Sampling Plan Plume Definition
                      Program

Jul-92   no           Canonie DRAFT Well Destruction Reports

Jul-92   no           Canonie Surface Water Sampling Plan Plume Definition
                      Program

Jul-92   no           Canonie DRAFT Response to EPA's Comments on Unified
                      Quality Assurance Project Plan

Jul-92   no           Canonie DRAFT Quarterly Progress Reports

Jul-92   no           Canonie DRAFT Surface Water Sampling Plan Plume Definition
                      Program

Jul-92   no           Canonie Surface Water Sampling Plan Plume Definition
                      Program

Jul-92   no           Canonie DRAFT Response to EPA's Comments on Unified
                      Quality Assurance Project Plan

Jul-92   no           Canonie DRAFT Quarterly Progress Reports

Jul-92          no            Canonie DRAFT Surface Water Sampling Plan Plume
                              Definition Program



                Exec
Date            Sum     Tab   Document

Aug-92          yes     45    Canonie Water Production and Potential Water Use
                              Survey Results Water Reuse Program Report

Aug-92          no            Canonie DRAFT Report of Results of Water
                              Production and Potential Water Uses


Redwell #16:

extra copies of PES Investigation and Characterization studies for 455, 575 and 485/487 & 501/505 East Middlefield Road (see redeploys 14 &15) and aerial photos of site

Redwell #17:

Aug-92           no           Canonie response to EPA's Comments on Plume
                              Definition Work Plan Sampling Plan

Aug-92           no           Canonie Well Destruction Reports

Aug-92          yes     46    Golder Associates Design Specific Data Collection
                              Report

Aug-92           no           Canonie DRAFT Response to EPA's Comments on Plume
                              Definition Work Plan and Plume Definition Sampling
                              Plan

Aug-92           no           Dames & Moore Response to Canonie's Comments on
                              Additional Site Investigation and Groundwater
                              Modeling Reports

Aug-92           no    S247   PES Environmental - Sobrato Properties Confirmed
                              VOC Sources

Aug-92           no    S248   Canonie Request for Time Extension Investigation
                              of Well 23L*3 (Sobrato Well)

Aug-92           no    S249   Canonie Start Up Procedures for Sampling Plume
                              Definition Program

Aug-92           no    S250   Schlumberger Response to EPA's Plume Definition
                              Work Plan

Aug-92           no    S251   Sobrato Development. Co. Ellis-Middlefield Plan
                              indicating underground pipelines

Aug-92           no    S252   Schlumberger Investigation of Well 6S2W23L*3
                              Sobrato Development. Co. 487 E. Middlefield Rd.

Sep-92           no           Canonie Source Control Work Plan for 515/545 North
                              Whisman Road and 313 Fairchild Drive - Addendum 2

Sep-92           No    S253   Schlumberger - Naval Facilities Engineering

Sep-92           No    S254   Distribution

Sep-92           No    S255   Raytheon Potential Navy Sources of Chlorinated
                              Solvents on Moffett Field


                 Exec
Date             Sum    Tab   Document

Sep-92           No    S256   Canonie Notification of Changes in the Monitoring
                              Schedule

Sep-92           No    S257   Canonie Request for Well Designation and
                              Coordination

Sep-92           No    S258   NAS Moffett Field Update on Environmental Clean Up
                              Activities

Sep-92           No    S259   Source Control Work Plan Addendum 2 Fairchild
                              Semiconductor Corp. 410 National Ave Building 9

Sep-92           No    S260   Source Control Work Plan Addendum 2 Fairchild
                              Semiconductor Corp. 441 No. Whisman Building

Sep-92           No    S261   Source Control Work Plan Addendum 2 Fairchild
                              Semiconductor Corp. 644 National Building 18

Sep-92           No    S262   Source Control Work Plan Addendum 2 Fairchild
                              Semiconductor Corp. 464 Ellis Building 20

Oct-92           No    S263   Canonie Correspondence concerning Missed Holding
                              Times

Oct-92           No    S264   Raytheon Consent Decree: Quarterly Progress
                              Report, 3rd Quarter of `92

Oct-92           No    S265   Raytheon Summary of Activities for July - Sept.
                              1992 Quarterly Report

Oct-92           No    S266   Schlumberger Annual Horizontal Potential Conduits
                              Evaluation

Oct-92           No    S267   Schlumberger - MEW 106 Order - Quarterly Progress
                              Report

Oct-92           No    S268   Schlumberger MEW 106 Order Work Joint-Quarterly
                              progress Report 3rd Quarter of 92

Oct-92           No    S269   Schlumberger - MEW 106 Order - Fairchild
                              Quarterly Quality Assurance Reports

Oct-92           No    S270   Canonie - Arrangements for Data Exchange

Oct-92           No    S271   Raytheon - Quarterly Report Summary of Activities
                              July-Sept 1992

Oct-92           No    S272   Weighs - Site Data Transmittal for Intel's Mt.
                              View Facility-Third Quarter 1992 Monitoring Report

Oct-92           No    S273   Canonie Destruction Report: Well 6S2W23D*3 EPA
                              106 Order

Oct-92           No    S274   PES Environmental - Quarterly Progress Report
                              7-92 to 9-92 EPA MEW 106 Order

Oct-92           No    S275   Canonie - Reminder of Upcoming November Water
                              Level Measurements-Quarterly Monitoring Prog.

Nov-92           No    S276   Watkins-johnson - Project Design for Source
                              Control Remedial Design  405 National Ave.

Nov-92           No    S277   Golder Assoc. Phase II Work Plan Raytheon - 350
                              Ellis St., Lots 4 & 5 E. Middlefield

Nov-92           No    S278   Golder Assoc. Data Collection report - Raytheon -
                              350 Ellis Street


                 Exec
Date             Sum    Tab   Document

Nov-92           No    S279   Golder Assoc. Soil Gas Survey & RDI Borehole, Lot
                              3, E. Middlefield Rd.

Nov-92           No    S280   Weiss Associates - Correction letter for 10-3-92
                              report

Dec-92           No    S281   Canonie - Joint Defense Communication Geologic
                              Correlation Draft Report

Dec-92           No    S282   Transmittal of Addendum to Unified Quality
                              Assurance - Middlefield-Ellis-Whisman Study Area

Dec-92           No    S283   Canonie -  Well 6S2W23D*3 EPA 106 Order Joint
                              Work Potential Conduit Program

Dec-92           No    S284   Schlumberger - MEW 106 Order - Potential Conduit
                              Destruction Reports

Dec-92           No    S285   Canonie - Notification - Completion of Sampling
                              Activities

Dec-92           No    S286   Canonie 0 Transmittal - Ground Water Chemistry
                              Program

Jan-93           No    S287   PES Environmental - Quarterly Progress Report
                              10-92 to 12-92 EPA MEW 106 Order

Jan-93           No    S288   Raytheon - Quarterly Report - Summary of
                              Activities for Oct-Dec. 1992

Jan-93           No    S289   Raytheon - Consent Decree: Quarterly Progress
                              Report, Fourth Quarter of 1992

Jan-93           No    S290   Schlumberger - MEW 106 Order Quarterly Progress
                              Report, Fourth Quarter 1992

Jan-93           No    S291   Schlumberger - MEW 106 Order Joint Work-Quarterly
                              progress Report 4th Quarter 1992

Jan-93           No    S292   Schlumberger - MEW 106 Order - Fairchild Quarterly
                              Quality Assurance Reports

Jan-93           No    S293   Weiss Associates - 4th Quarter 1992 - Self
                              Monitoring Report at Intel  365 Middlefield

Jan-93           No    S294   PES Environmental - Designated Facility
                              Coordinator

Jan-93           No    S295   Canonie - Notification of Receipt of Lab Analyses
                              106 Order Middlefield-Ellis

Feb-93           No    S296   Canonie - Draft Nov. 19, 1992 Potentiometric
                              Surface Maps & TCE Concentration Jun-Dec 1992

Feb-93           No    S297   Schlumberger - list of documents submitted

Feb-93          Yes    S298   Canonie - Preliminary Source Control - 464 Ellis
                              Street

Feb-93          Yes    S299   Canonie - Slurry Wall Evaluation - 401 National
                              Avenue

Feb-93          Yes    S300   Canonie - Preliminary Source Control - 401
                              National Avenue

Feb-93          Yes    S301   Canonie - Preliminary Source Control - 644
                              National Avenue


                Exec
Date            Sum     Tab   Document

Feb-93          No     S302   Canonie - In-Situ Aeration System - 369 N. Whisman
                              Road

Feb-93          Yes    S303   Canonie - Preliminary Source Control - 441 N.
                              Whisman

Feb-93          Yes    S304   Canonie - Slurry Wall Evaluation 515/545 N.
                              Whisman and 313 Fairchild Drive

Feb-93          No     S305   Canonie - Ground Water Treatment System 515/545 N.
                              Whisman and 313 Fairchild Drive

Feb-93          Yes    S306   Canonie - Preliminary Source Control - 515/545 N.
                              Whisman and 313 Fairchild Dr. Vol. 1 & 2

Feb-93          Yes    S307   Canonie - Draft Plume Definition Program Report
                              MEW 106 Order Joint Work

Mar-93          Yes    S308   Canonie - Prelim. Design Regional Ground Water
                              Remediation Program MEW Site

Mar-93          Yes    S309   Final Draft Plume Definition Program Report MEW
                              106 Order Joint Work MEW Site

Mar-93          Yes    S310   Preliminary Design Regional Ground Water
                              Remediation Program MEW Site

Mar-93          No     S311   Canonie - Preliminary Source Control Remedial
                              Design 369 N. Whisman

Feb-93          No     S312   Weiss Associates - Intel's Ground Water Data Base
                              1992 Annual Report

Feb-93          Yes    S313   Golder Associates - Preliminary Source Control
                              Remedial Design Raytheon Lots 4 & 5

Feb-93          Yes    S314   Golder Associates - Preliminary Source Control
                              Remedial Design Raytheon 350 Ellis St.

Mar-93          Yes    S315   Canonie - Plume Definition Program

Apr-93          No     S316   Canonie - 1st qtr 93 Progress Reports

Apr-93          No     S317   Schlumberger/Canonie Quarterly Quality Assurance
                              Reports for 6 Fairchild sites

Apr-93          No     S318   Schlumberger/Canonie MEW 106 Order Joint Work
                              Quarterly Progress Report - 1st qtr `93

Apr-93          No     S319   Canonie - Add #1 Preliminary Design Remediation
                              South of Highway 101

Apr-93          No     S320   Canonie - Add #1 Preliminary Design Remediation
                              North of Highway 101

Apr-93          No     S321   Schlumberger - 1st qtr `93 quarterly progress
                              report from General Instruments

Apr-93          No     S322   Weiss Associates - Intel's quarterly groundwater
                              monitoring report  1st qtr `93

Apr-93          No     S323   Raytheon - 1st qtr 93 Facility Specific Work
                              report (Golder Associates)

Apr-93           Yes   S324   Golder - Hydraulic Control and Monitoring Summary
                              Report 12/91 thru 11/92

Apr-93           No    S325   Canonie - Draft Well Destruction Report, Well
                              #6S2W14N3  (175 Evandale Ave., Mtn. View)
                 Exec
Date             Sum   Tab    Document

Apr-93           No    S326   Canonie - Preliminary Remedial Design Fairchild
                              Bldgs. 13 & 23, 441 N. Whisman

Apr-93           No    S327   Canonie - Preliminary Remedial Design Fairchild
                              Bldg 20, 464 Ellis

Apr-93           No    S328   Canonie - Preliminary Remedial Design Fairchild
                              Bldg 18, 644 National

May-93           No    S329   Canonie - B3 Aquifer Plume Definition Work Plan

May-93           No    S330   Watkins-Johnson - Groundwater Model Report 405
                              National Ave.

May-93           No    S331   Canonie - Responses to PRP Comments on design of
                              Regional Ground Water Mediation Program

May-93           Yes   S332   Canonie - Ground Water Chemistry Program EPA 106
                              Order Joint Work

May-93           Yes   S333   Harding Lawson Summary of Potential Source Areas
                              @ NAS Moffett Field

May-93           No    S334   Canonie - Plume Definition Program Addendum 1

May-93           No    S335   Canonie - Well Investigation Report  4 parts

May-93           No    S336   Schlumberger - Ground Water Chemistry Program
                              Report

Jun-93           No    S337   Weiss response to EPA comments regarding Intel's
                              Control Workplan

Jun-93           No    S338   Canonie - Slurry Wall Evaluation 401 National
                              Avenue (Fairchild Bldg. 9)

Jun-93           No    S339   Canonie - Well #6S2W12N*1 Potential Conduit
                              Program

Jun-93           No    S340   Canonie - Source Control Remedial Design Fairchild
                              Bldgs. 1, 2, 3 and 4

Jun-93           No    S341   Canonie - Well #6S2W14N*1 Potential Conduit
                              Program

Jun-93           No    S342   Canonie - Well #6S2W22H*10 Potential Conduit
                              Program

Jun-93           No    S343   Prickett & Associates - Groundwater Modelling
                              Results

Jul-93           No    S344   Weiss - 2nd Qtr 1993 Monitoring Report @ Intel,
                              365 Middlefield Road

Jul-93           No    S345   Bechtel - NEC 2nd Qtr progress report / Canonie -
                              2nd Qtr 1993 progress report 441 N. Whisman

Jul-93           No    S346   Canonie - 2nd Qtr progress report plume definition
                              program

Jul-93           No    S347   Canonie - Regional Ground Water Remediation
                              Program 2nd Qtr report

Jul-93           No    S348   Raytheon - Facility Specific work 2nd Qtr report

Jul-93           No    S349   Canonie - Presentation of Lab results &
                              recommendations for resampling of wells B3 Plume
                              Prog

                 Exec
Date             Sum    Tab   Document

Jul-93           No    S350   Canonie - Draft Potentiometric Surface Maps to
                              Raytheon

Jul-93           No    S351   Canonie - Well #6S2W23E*1 Investigation Report

Jul-93           No    S352   Canonie - Well #6S2W23M1 Investigation Report

Jul-93           No    S353   Canonie - Well #6S2W23D*4 Investigation Report

Aug-93           No    S354   Canonie - Final 5/20/93 Potentiometric Surface
                              Maps

Aug-93           No    S355   Canonie - Final Source Control Rememdial Design
                              Volume 1:  Basis of Design

Aug-93           No    S356   Canonie - Final Source Control Rememdial Design
                              Volume 2:  Contract Docs, Specs & Drawings

Aug-93           No    S357   Canonie - Well #6S2W23L*3 Potential Conduit
                              Program (Destruction) Report

Aug-93           No    S358   Canonie - Well #6S2W23M1 Investigation Report

Aug-93           No    S359   Canonie - Well #6S2W23E*1 Investigation Report

Aug-93           No    S360   Canonie - Well #6S2W23D*4 Investigation Report

Aug-93           No    S361   Canonie - Well #6S2W23L*3 Potential Conduit
                              Program

Aug-93           Yes   S362   Canonie - "B3" Aquifer Plume Definition Program

Aug-93           Yes   S363   Canonie - Final Source Control Remedial Design
                              Vol. 1 Basis of Design

Aug-93           Yes   S364   Canonie - Final Source Control Remedial Design
                              Vol. 2 Contract Docs, Specs & Dwgs

Sep-93           No    S365   Canonie - Preliminary Design Regional Ground Water
                              Remediation Program North of Hwy 101

Sep-93           No    S366   Canonie - Preliminary Design Regional Ground Water
                              Remediation Program South of Hwy 101

Sep-93           Yes   S367   Canonie - Addendum 2 Plume Definition Program "B3"
                              Auifier

Sep-93           No    S368   Groundwater Technology resumes and qualifications
                              from Raytheon

Sep-93           Yes   S369   Canonie - Final Source Control Remedial Design,
                              644 National Ave., Bldg. 18 (Fairchild)

Oct-93           No    S370   Raytheon - Consent Decree: Quarterly Progress
                              Reports 3rd Qtr

Oct-93           No    S371   Schlumberger - MEW 106 Order - Joint Work Qtrly
                              Progress Report

Oct-93           No    S372   Schlumberger - MEW 106 Order - Site Specific Qtrly
                              Progress Report

Oct-93           No    S373   Weiss - Third Quarter 1993 Self Monitoring Report
                              for Intel, 365 Middlefield

                 Exec
Date             Sum    Tab   Document

Oct-93           No    S374   Canonie - Final Source Control Remedial Design,
                              Fairchild, 644 National Ave, Bldg. 18

Oct-93           No    S375   Canonie - Final Source Control Remedial Design,
                              Fairchild, 401 National Ave, Bldg. 9

Oct-93           No    S376   Canonie - Final Source Control Remedial Dsn,
                              Fairchild, 369 & 441 N. Whisman, Bldgs. 19, 13 &
                              23

Nov-93           Yes   S377   Canonie - Final Design Regional Ground Water
                              Remediation Program M-E-W site Mt. View, CA

                                    EXHIBIT K
                                    ---------

                           LEASE TERMINATION AGREEMENT
                           ---------------------------


     This Lease Termination Agreement (this "Agreement") is made on ______________, 2001 by and between ____________________________ ("Landlord"), and ____________________ ("Tenant").

                                R E C I T A L S:
                                - - - - - - - -


     A. Landlord and Tenant entered into that certain Lease dated
_________________ (the "Lease"), as amended, pursuant to which Landlord leases to Tenant approximately ______________ rentable square feet of space, known as ___________________ (the "Premises").

     B. Landlord and Tenant have agreed to terminate the Lease, subject to and in accordance with the terms, conditions and provisions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Recitals. The foregoing Recitals are true and correct and are
        --------
incorporated into this Agreement by reference as if fully set forth.

     2. Termination. Effective immediately on the date of this Agreement (the
        -----------
"Termination Date"), the Lease is hereby terminated. As of the Termination Date, the Lease shall be deemed to be of no further force or effect and neither party shall have any further liability to the other under the Lease except for those obligations which expressly survive expiration or earlier termination of the Lease ("Surviving Obligations"), subject to this Section below. Notwithstanding
Section 12E ("Landlord's Indemnity Regarding Hazardous Materials") of the Lease, Landlord's obligations under Section 12E of the Lease shall not survive termination of the Lease and shall not be a Surviving Obligation hereunder.

     3. Release. Except for the Surviving Obligations, the undersigned (and the
        -------
individuals executing on behalf of the undersigned in their individual capacities) do hereby release, discharge and acquit each other, their past, present and future officers, employees, directors, principals, agents, partners, shareholders, attorneys, successors and assigns, and any affiliated entity or other entity owned or controlled by one or more of them, from any claim asserted or which may have been asserted in connection with any rights, obligations, representations, warranties or covenants, or breaches thereof, contained in, arising from or conferred under the Lease, other than the Surviving Obligations, and from any and all claims, demands, remedies, causes of action, debts, liabilities and losses of every kind or nature, whether at this time known or unknown, anticipated or unforeseen, direct or indirect, fixed or contingent, whether presently or hereafter disclosed, which the parties to this Agreement, and their respective successors and assigns, ever had, now have or hereafter may have by reason of the Lease, the landlord-tenant relationship created thereby, or the occupancy of the Premises under the Lease, except that nothing herein shall in any way limit or prejudice the rights of either of the parties with respect to the Surviving Obligations, the exercise and enforcement to the fullest extent of the rights granted under this Agreement, or the pursuit of any claim by Tenant under that certain Agreement to Purchase Buildings dated September __, 2001, between Landlord and Tenant (the "Purchase Agreement") or reserved by Tenant under Section 15.15 of the Purchase Agreement. Landlord and Tenant hereby waive the protection of California Civil Code Section 1542, which reads as follows:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

          Landlord's Initials: _______   Tenant's Initials: ________

     4. Authority. The signatories hereto hereby represent that they have full
        ---------
and complete authority to bind their respective parties to the Agreement and that no other consent is necessary or required in order for the signatories to execute this Agreement on behalf of their respective parties.

     5. Binding Effect. This Agreement shall be binding upon and inure to the
        --------------
benefit of the parties hereto and their respective successors and assigns.

     6. Applicable Law. This Agreement shall be governed by and construed and
        --------------
enforced in accordance with the laws of the State of California without regard to any conflict of laws principles.

     7. Counterparts. This Agreement may be executed in separate counterparts,
        ------------
all of which together shall constitute a single Agreement.

     8. Attorneys' Fees. If any legal proceeding is brought or undertaken to
        ---------------
enforce this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, then the prevailing party or parties in such proceeding shall be entitled to recover reasonable attorneys' and other professionals' fees, court costs and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first above written.


                                            LANDLORD:


                                            ______________________________, a
                                            ______________________________


                                            By: _____________________________
                                                Name: _______________________
                                                Title: ______________________


                                            TENANT:

                                            ______________________________, a
                                            ______________________________


                                            By: _____________________________
                                                Name: _______________________
                                                Title: ______________________

                                    EXHIBIT L
                                    ---------

                                   ASSIGNMENT
                                   ----------

     THIS ASSIGNMENT OF INTANGIBLE PROPERTY ("Assignment"), is made as of the
                                              ----------
_______ day of ______________, 2001 by and between __________________________, a
___________________, ("Assignor") and ________________, a _____________________
                       --------
("Assignee").
  --------

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, by Agreement to Purchase Buildings ("Purchase Agreement") dated as
                                                   ------------------
of ____________, 2001, by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property and the improvements located thereon ("Property") as more particularly described in the Purchase Agreement; and
  --------

     WHEREAS, the Purchase Agreement provides, inter alia, that Assignor shall assign to Assignee rights to certain intangible property and that Assignee shall assume all of the obligations of Assignor under such intangible property from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Assignment of Contracts, Licenses and Permits. Assignor hereby assigns,
        ---------------------------------------------
sets over and transfers to Assignee, to the extent assignable (without representation or warranty as to assignability) on the terms described below without prejudicing Assignor's reserved rights and benefits described below, all of its right, title and interest in, to and under (a) the contracts described in Exhibit A attached hereto and incorporated herein by this reference (herein
---------
collectively called the "Contracts"), (b) all licenses, permits and other
                         ---------
written authorizations necessary for the use, operation or ownership of the Property (herein collectively called the "Licenses and Permits"), and (c) all
                                          --------------------
rights of Assignor in all intangible property owned by Assignor and useful in connection with the Property ("Intangible Property"), including; without
                               -------------------
limitation, all permits, approvals, land use and other rights to construct Building 4 (as defined in the Purchase Agreement), and the Garage (as defined in the Purchase Agreement) (without representation or warranty as to the existence or extent thereof). Notwithstanding the foregoing, with respect to the Settlement Agreement, Siemens Indemnity and Siemens Guaranty described on Exhibit A (collectively, the "Siemens Agreements") and all of Assignor's rights and interest in any indemnification, hold harmless and defense obligations received by Assignor relating to the Property, Assignor reserves unto itself the rights and benefits of the Siemens Agreements and such indemnification, defense and hold harmless obligations, it being understood and agreed that if the Siemens Agreements and such indemnification, defense and hold harmless obligations are assignable and transferable to Assignee as described herein, then, on the date of this Assignment, the benefits of such indemnification, defense and hold harmless obligations shall be held on a non-exclusive basis by both Assignor and Assignee.

     2. Assumption and Indemnity. Assignee hereby (a) assumes and takes
        ------------------------
responsibility for all damages, losses, costs, claims, liabilities, expenses, demands, and obligations of any kind or nature whatsoever attributable to the Contracts, the Licenses and Permits and Intangible Property arising or accruing after the date hereof and (b) agrees to indemnify, defend and hold harmless Assignor from all damages, losses, costs, claims, liabilities, expenses, demands, and obligations of any kind or nature whatsoever attributable to the Contracts, Licenses and Permits and Intangible Property arising or accruing on or after the date hereof. Assignor agrees to indemnify, defend and hold harmless Assignee from all damages, losses, costs, claims, liabilities, expenses, demands, and obligations of any kind or nature whatsoever attributable to the Contracts, Licenses and Permits and Intangible Property arising or accruing before the date hereof.

     3. Miscellaneous. This Assignment and the obligations of the parties
        -------------
hereunder shall survive the closing of the transaction referred to in the Purchase Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

     4. Severability. If any term or provision of this Assignment or the
        ------------
application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

     5. Counterparts. This Assignment may be executed in counterparts, each of
        ------------
which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first set forth hereinabove.

                                       ASSIGNOR:

                                       _______________________________, a

                                       _______________________________



                                       By:____________________________
                                          Name:_______________________
                                          Title:______________________


ASSIGNEE:


___________________________


By:________________________
   Name:___________________
   Title:__________________

                                    EXHIBIT M
                                    ---------

                                SIEMENS ESTOPPEL
                                ----------------

                                September __, 2001

EMBP 455, L.L.C.
VeriSign, Inc.
487 East Middlefield Road
Mountain View, California  94043

     RE: Settlement Agreement (the "Settlement Agreement") dated November , 1993 by and between Sobrato Development ----- Companies, John A. Sobrato and Susan R. Sobrato, both individually and as Trustees of the John A. Sobrato and Susan R. Sobrato 1979 Revocable Trust, Ann R. Sobrato, John Michael Sobrato as Trustee of the Ann Sobrato 1989 Revocable Trust, and Ellis-Middlefield Business Park, a limited partnership (collectively "Sobrato"), and Litronix, Inc., a California corporation, and Siemens Components, Inc., a Delaware corporation ("SCI")

Ladies and Gentlemen:

     The undersigned understand that EMBP 455, L.L.C. ("EMBP 455") intends to acquire the Properties (as defined in the Settlement Agreement) and lease the Properties to VeriSign, Inc. ("VeriSign"). In connection with the acquisition,
(i) Ellis-Middlefield Business Park is assigning to EMBP 455 its rights under the Settlement Agreement on a non-exclusive basis, (ii) pursuant to Section 6 of the Settlement Agreement, SCI is executing and delivering to EMBP 455 and VeriSign an indemnification agreement (the "Indemnification Agreement") of even date herewith, and (iii) pursuant to Section 6 of the Settlement Agreement, Siemens Corporation, Inc., a Delaware corporation ("Siemens"), is executing and delivering to EMBP 455 and VeriSign a guaranty (the "Guaranty") of even date herewith. SCI hereby certifies and confirms to and agrees with EMBP 455 and VeriSign as follows:

     1. The Settlement Agreement is presently in full force and effect and has not been changed, altered, amended or modified.

     2.   There exists no default under the Settlement Agreement.

     3. SCI acknowledges that pursuant to Paragraph 19 of the Settlement Agreement, Ellis-Middlefield Business Park is entitled to assign its rights under the Settlement Agreement to EMBP 455 on a non-exclusive basis, and that upon such assignment, EMBP 455 shall be entitled to the same benefits as are afforded to Ellis-Middlefield Business Park under the Settlement Agreement.

     4. There are no existing defenses or rights of set off which SCI or Siemens have against enforcement of the Settlement Agreement, the Indemnification Agreement or the Guaranty.

     SCI and Siemens understand that EMBP 455 and VeriSign are purchasing and leasing the Properties in reliance upon the certifications and agreements set forth herein, and agree that they may rely upon such certification and agreements for such purposes.

     IN WITNESS WHEREOF, SCI and Siemens have executed and delivered this letter as of the ______ day of September, 2001.

                                        SIEMENS COMPONENTS, INC., a
                                        Delaware corporation


                                        By:___________________________________
                                        Its:__________________________________



                                        SIEMENS CORPORATION, INC., a
                                        Delaware corporation


                                        By:___________________________________
                                        Its:__________________________________

                                    EXHIBIT N
                                    ---------
                                ACCESS AGREEMENT
                                ----------------


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:



Ellis-Middlefield Business Park
C/o Sobrato Development Companies
10600 North De Anza Blvd.
Cupertino, CA  95014-2075


________________________________________________________________________________
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE


                                ACCESS AGREEMENT
                                ----------------

     THIS ACCESS AGREEMENT ("Agreement"), is made as of the _______ day of
                             ---------
________________, 2001 by and between Ellis-Middlefield Business Park, a California limited partnership ("Ellis-Middlefield"), and EMBP 455, L.L.C., a California limited liability company ("Owner").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, by Agreement to Purchase Buildings ("Purchase Agreement") dated as of ____________, 2001 ("Purchase Agreement"), originally entered into by and between Ellis-Middlefield and VeriSign, Inc., a Delaware corporation, Owner purchased that certain real property and the improvements located thereon more particularly described on Exhibit A attached hereto ("Property");
                          ---------

     WHEREAS, the transfer of the Property was effectuated by the recordation in the Official Records of Santa Clara County, California ("Official Records") on the date of this Agreement of a Grant Deed, pursuant to which Owner acquired title to the Property subject to that certain Administrative Order For Remedial Design and Remedial Action of the United States Environmental Protection Agency Region IX bearing U.S. EPA Docket No. 91-4 (as hereafter amended from time to time, the "EPA Order"); and

     WHEREAS, pursuant to the Purchase Agreement, Ellis-Middlefield and Owner executed that certain Assignment, pursuant to which, among other things, the right, title and interest of Ellis-Middlefield in and to that certain Settlement Agreement dated as of November ___, 1993 ("Settlement Agreement") by and between Sobrato Development Companies, John A. Sobrato and Susan R. Sobrato, both individually and as trustees of the John A. Sobrato and Susan R.

Sobrato 1979 Revocable Trust, Ann R. Sobrato, John Michael Sobrato as trustee of the Ann Sobrato 1989 Revocable Trust, and Ellis-Middlefield (collectively, the "Indemnitees"), Siemens Components, Inc. (SCI") and Litronix, Inc. was assigned to Owner on the terms and conditions set forth in the Assignment.

     WHEREAS, the parties desire to comply with the requirements of the EPA Order and Settlement Agreement relating to access to the Property.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other valuable consideration, the parties hereto hereby agree as follows:

     4. Grant of Access Pursuant to EPA Order. Owner, on behalf of itself and
        -------------------------------------
its successors in interest to all or any portion of the Property, agrees to allow the United States Environmental Protection Agency ("EPA") and its authorized representatives and contractors such access to the Property as is required pursuant to law, and as is required to be provided pursuant to the EPA Order by the Respondents identified in the EPA Order (including without limitation Section XX (A) thereof). In addition, and without limiting the foregoing, Owner, on behalf of itself and its successors in interest to all or any portion of the Property, shall within a reasonable time after request therefor grant easements over and rights of entry to the Property to the Benefited Parties (defined below) from time to time as reasonably necessary for the Benefited Parties to perform the work required by and to and fulfill the obligations under the EPA Order or Settlement Agreement. As used in this Agreement, "Benefited Parties" shall mean all of the following:
Ellis-Middlefield and the other Indemnitees; all Respondents as defined and named in the EPA Order and their respective officers, directors, agents, employees, successors and assigns; the EPA, the State of California; SCI; and the respective contractors and authorized representatives of each of the foregoing.

     5. Successors. This Agreement and the obligations of the parties hereunder
        ----------
shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, legal representatives, successors, assigns and personal representatives, and subsequent owners of any portion of the Property. This Agreement and the obligations of the Owner hereunder shall also and inure to the benefit of the Benefited Parties. Prior to the conveyance of any interest in any portion of the Property, Owner shall cause the transferee to acknowledge in writing that it will comply with and be bound by the terms and conditions of this Agreement applicable to Owner, provided that no such failure to obtain such written acknowledgment shall relieve the transferee of the obligation to comply with the terms and conditions of this Agreement.

     6. Miscellaneous. This Agreement and the obligations of the parties
        -------------
hereunder shall survive the closing of the transaction referred to in the Purchase Agreement and shall not be merged therein, shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith. The headings preceding the text of the paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     7. Severability. If any term or provision of this Agreement or the
        ------------
application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     8. Counterparts. This Agreement may be executed in counterparts, each of
        ------------
which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

     9. Attorneys Fees. If any legal proceeding is brought or undertaken to
        --------------
enforce or interpret this Agreement, or because of an alleged dispute, breach, or default in connection with any of the provisions of this Agreement, then the prevailing party or parties in such proceeding shall be entitled to recover reasonable attorneys' and other professionals' fees, court costs and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

     WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth hereinabove.

                                        ELLIS-MIDDLEFIELD BUSINESS PARK, a
                                        California limited partnership

                                            By:   THE 1979 JAS TRUST
                                            Its:  sole general partner


                                            By:_______________________________
                                               JOHN MICHAEL SOBRATO,
                                               Trustee



                                        EMBP 455, L.L.C., a California limited
                                        liability company:


                                        By:___________________________________
                                           Name:
                                           Title:

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION
                                -----------------

                              685 EAST MIDDLEFIELD

All that certain real property situated in the City of Mountain View, County of Santa Clara, State of California, described as follows:

Parcels A, B, and C, of Parcel Map recorded in Book 314 of Maps, Page 14, pursuant to the Lot Line Adjustment, recorded September 15, 1988 in Book K 681, Page 1392 and Book K 681, Page 1396 of Official Records.

EXCEPTING THEREFROM all that portion of land granted the Santa Clara County Transit District by deed filed for record in the office of the Recorder of the County of Santa Clara on June 5, 1997 under Recorder's Series No. 13728710, Official Records, and being more particularly described as follows:

All that certain real property situated in the City of Mountain View, County of Santa Clara, State of California, and being a portion of Parcel C as shown on that certain Parcel Map recorded in Book 314 of Maps, at Page 14, Records of Santa Clara County and being described as follows:

BEGINNING at the most Easterly corner of said Parcel C, said point also being on a non-tangent curve to the right (concave to the Northwest) the center of which bears N 66(Degree) 57' 42" W, 548.11 feet;

Thence along the arc of said curve, and along the Southeasterly line of said Parcel C, through a central angle of 12(Degree) 16' 03", for an arc length of
117.35 feet to a point on a non-tangent curve to the left (concave to the Northwest) the center of which bears N 56(Degree) 02' 06" W, 560.00 feet;

Thence departing said Southeasterly line along the arc of said curve through a central angle of 12(Degree) 05' 27", for an arc length of 118.17 feet to a point on the Northeasterly line of said Parcel C, said point being on a non-tangent curve to the right (concave to the Southwest) the center of which bears S 46(Degree) 17' 13" W, 1,450.00 feet;

Thence along said Northeasterly line and along the arc of said curve through a central angle of 00(Degree) 06' 24", for an arc length of 2.70 feet to the point of beginning.

ARB No:  159-40-048; 049; 050
APN No:  160-52-016; 17; 20

STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF __________     )

     On ___________, before me, ______________, personally                CAPACITY CLAIMED BY SIGNER
                                                                          --------------------------
appeared ________________________________________________,
                                                                          Though statute does not require
[_] personally known to me -OR- [_] proved to me on the                   the Notary to fill in the data
                                    basis of satisfactory                 below, doing so may prove
                                    evidence to be the person(s)          invaluable to persons relying
                                    whose name(s) is/are                  on the document.
                                    subscribed to the within
                                    instrument and acknowledged
                                    to me that he/she/they                 [_] INDIVIDUAL
                                    executed the same in                   [_] CORPORATE OFFICERS(S)
                                    his/her/their authorized
                                    capacity(ies), and that by             _____________________________
                                    his/her/their signature(s)                       Title(s)
                                    on the instrument the                  [_] PARTNER(S)  [_] LIMITED
                                    person(s), or the entity                               [_] GENERAL
                                    upon behalf of which the
                                    person(s) acted, executed              [_] ATTORNEY-IN-FACT
                                    the instrument.                        [_] TRUSTEE(S)
                                                                           [_] GUARDIAN/CONSERVATOR
                                    WITNESS my hand and official seal.     [_] OTHER: ______________________
                                                                                      ______________________


                                                                           SIGNER IS REPRESENTING:
                                                                           ----------------------
                                                                           Name of Person(s) or Entity(ies)

                                    __________________________________     _________________________________
                                           SIGNATURE OF NOTARY             _________________________________




STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF __________     )

     On ___________, before me, ______________, personally                CAPACITY CLAIMED BY SIGNER
                                                                          --------------------------
appeared ________________________________________________,
                                                                          Though statute does not require
[_] personally known to me -OR- [_] proved to me on the                   the Notary to fill in the data
                                    basis of satisfactory                 below, doing so may prove
                                    evidence to be the person(s)          invaluable to persons relying
                                    whose name(s) is/are                  on the document.
                                    subscribed to the within
                                    instrument and acknowledged
                                    to me that he/she/they                 [_] INDIVIDUAL
                                    executed the same in                   [_] CORPORATE OFFICERS(S)
                                    his/her/their authorized
                                    capacity(ies), and that by             _____________________________
                                    his/her/their signature(s)                       Title(s)
                                    on the instrument the                  [_] PARTNER(S)  [_] LIMITED
                                    person(s), or the entity                               [_] GENERAL
                                    upon behalf of which the
                                    person(s) acted, executed              [_] ATTORNEY-IN-FACT
                                    the instrument.                        [_] TRUSTEE(S)
                                                                           [_] GUARDIAN/CONSERVATOR
                                    WITNESS my hand and official seal.     [_] OTHER: ______________________
                                                                                      ______________________


                                                                           SIGNER IS REPRESENTING:
                                                                           ----------------------
                                                                           Name of Person(s) or Entity(ies)

                                    __________________________________     _________________________________
                                           SIGNATURE OF NOTARY             _________________________________

                                      -1-